Exhibit 10.1

PRINCIPAL FINANCIAL GROUP
PRE-APPROVED DOCUMENT
FOR
SAVINGS PLANS

THIS IS A 401(k) PROFIT SHARING PLAN.

ADOPTION AGREEMENT
NONSTANDARD - PLUS

IRS SERIAL NO. Q702477a

ADOPTION AGREEMENT PLAN NO. 006
TO BE USED WITH BASIC PLAN NO. 04

APPROVED: June 30, 2020
240

Principal®

Classification: Customer Confidential

TABLE OF CONTENTS

A.	ADOPTION AGREEMENT STATUS	1
B.	EMPLOYER	1
C.	PLAN NAME AND PLAN NUMBER	2
D.	EFFECTIVE DATE	2
E.	YEARLY DATE	2
F.	FISCAL YEAR	2
G.	NAMED FIDUCIARY	2
H.	PLAN ADMINISTRATOR	3
I.	PREDECESSOR EMPLOYER AND PRIOR EMPLOYER	3
J.	ELIGIBLE EMPLOYEE	5
K.	ENTRY REQUIREMENTS AND ENTRY DATE	8
L.	HIGHLY COMPENSATED EMPLOYEE AND TESTING METHODS	11
M.	COMPENSATION	12
N.	ELECTIVE DEFERRAL CONTRIBUTIONS	16
O.	401(k) SAFE HARBOR AND QACA SAFE HARBOR	25
P.	MATCHING CONTRIBUTIONS	38
Q.	OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES	46
R.	NET PROFITS AND CONTRIBUTION REQUIREMENTS	56
S.	CONTRIBUTION MODIFICATIONS	58
T.	VOLUNTARY CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS, AND IN-PLAN ROTH ROLLOVERS	59
U.	INVESTMENTS	61
V.	VESTING PERCENTAGE	66
W.	VESTING SERVICE	70
X.	EQUIVALENCIES	71
Y.	WITHDRAWAL BENEFITS	72

Z. RETIREMENT AND THE START OF BENEFITS 75
AA. FORMS OF DISTRIBUTION FOR RETIREMENT BENEFITS 79
AB. ADOPTING EMPLOYERS 81
AC. MERGER OR SPIN-OFF 83

i

Classification: Customer Confidential

PRINCIPAL FINANCIAL GROUP PRE-APPROVED DOCUMENT FOR SAVINGS PLANS

ADOPTION AGREEMENT – NONSTANDARDIZED FORM

(Use black ink to complete the Adoption Agreement.)

A. This ADOPTION AGREEMENT together with the PRINCIPAL FINANCIAL GROUP PRE-APPROVED BASIC SAVINGS PLAN - PLUS constitutes *(Select (1), (2), or (3). Select (4), if applicable.)*

NOTE: The effective date for a new plan or a restatement adding the cash or deferred arrangement (CODA) must be on or after the date this Adoption Agreement is signed. The effective date for an amendment or restatement cannot be earlier than the first day of the Plan Year in which the amended or restated Adoption Agreement is signed.

1) ☐ a new plan. *(Cannot select if spin-off of an existing plan. See Item AC(2).)*

2) ☒ a restatement of an existing plan. Such existing plan was qualifiable under Code Section 401(a). Except as provided elsewhere in the Plan, the provisions of this restatement are effective on

July 1, 2022 . *(Month, day and year.)*

This is the RESTATEMENT DATE. *(Select if not currently on this Plan No. 006, Basic Plan No. 04 with the approval date shown on the cover page.)*

3) ☐ Amendment No. ______to the Plan. It replaces all prior amendments to the Plan and the first Adoption Agreement. Except as provided elsewhere in the Plan, the provisions of this amendment are effective on

____________. *(Month, day and year. Select if currently on this Plan No. 006, Basic Plan No. 04 with the approval date shown on the cover page.)*

4) ☐ The Plan is/was frozen effective ____________. *(Month, day and year. The initial amendment to freeze the Plan must be prospective to comply with Code Section 411(d)(6).)*

NOTE: No Contributions will be made to the Plan and no Employee, former Employee, or Inactive Participant will become an Active Participant after such date.

B. The EMPLOYER is Penske Automotive Group, Inc.

____

____

(Fill in exact legal name.)

Restatement Effective July 1, 2022 1 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

C. The PLAN NAME is Penske Automotive Group 401(k) Savings and Retirement Plan

(For example: ABC, Inc. 401(k) Savings Plan.)

The PLAN NUMBER is 005. *(3-digit number used for Form 5500 reporting.)*

D. The Plan's original EFFECTIVE DATE is September 1, 1998 . *(Month, day and year.)*

E. The YEARLY DATE is the first day of each Plan Year. *(Fill in the Effective Date. If this is not a new plan and the Yearly Date has changed more than once, fill in any Yearly Date that is not later than the Restatement Date or amendment effective date.)*

The Yearly Date is September 1, 1998 *(Month, day and year.)* and *(Select one.)*

1) ☐ the same day of each following year.

2) ☒ each following January 1. *(The first Plan Year is short.)*

3) ☐ each following ________________. *(The first Plan Year is short.)*

4) ☐ (a) each following ____________ through

(b) ____________________________ and

(c) each following _____________. *(A later Plan Year is short. Complete (a) using the same month and day as in Yearly Date above, (b) using the same month and day as in (a) and the calendar year in which the short Plan Year begins, and (c) using the first day of the new Plan Year.)*

If the first date in Item E is after the Effective Date, Yearly Dates before the first date in Item E above shall be determined under the provisions of the (Prior) Plan before that date.

F. The FISCAL YEAR is the Employer's taxable year and ends on ___December 31_____.
(Month and day or a specific day of the year such as the last Saturday of September.)

G. The Employer is the NAMED FIDUCIARY, unless otherwise specified in (1) below.

1) ☐ ____

____

Restatement Effective July 1, 2022 2 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

____
is the Named Fiduciary. *(Neither Principal Life Insurance Company nor its affiliates can be named.)*

H. The Employer is the PLAN ADMINISTRATOR, unless otherwise specified in (1) below.

1) ☐ ____

____

____
is the Plan Administrator. *(Neither Principal Life Insurance Company nor its affiliates can be named.)*

If (1) is selected, complete the address, phone number, and tax filing number of the Plan Administrator.

Address ____

____

____

Phone No. ____________________________ Tax Filing No. ____________

I. PREDECESSOR EMPLOYER AND PRIOR EMPLOYER.

1) A PREDECESSOR EMPLOYER is a firm of which the Employer was once a part (e.g., due to a spin-off or a change of corporate status) or a firm absorbed by the Employer because of a merger or acquisition (stock or asset, including a division or an operation of such company). No selections are needed for a Predecessor Employer that maintained this Plan since the Employer is defined as including such Predecessor Employer, and service with the Employer would therefore include service with such Predecessor Employer.

a) ☐ *(Select to count service or compensation with a Predecessor Employer that <u>did not</u> maintain this Plan.)* A Predecessor Employer that did not maintain this Plan is deemed to be the Employer for purposes of determining: *(Select at least one.)*

i) ☐ Entry Service

NOTE: The Entry Date for an employee of such Predecessor Employer shall be the earliest Entry Date on or after he has both met the entry requirements and is an Eligible Employee.

ii) ☐ Vesting Service

iii) ☐ Hours of Service required to be eligible for an Employer Contribution

Restatement Effective July 1, 2022 3 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

iv) ☐ Accrual Service for Discretionary Contributions (units formula)

v) ☐ Compensation

NOTE: The crediting of such compensation shall be determined on a reasonably uniform basis for all similarly situated Employees based on all relevant facts and circumstances so as not to discriminate in favor of Highly Compensated Employees.

b) Service with and compensation from such Predecessor Employer shall only be counted if service continued without interruption, unless otherwise specified in (i) below.

i) ☐ Service and compensation is counted even if service did not continue without interruption.

c) ☐ Service with and compensation from such Predecessor Employer shall only be counted for persons who are employees of a company acquired by the Employer as of the acquisition date.

d) ☐ *(Select if not counted for all such Predecessor Employers.)* Service with or compensation from such Predecessor Employer shall be counted only as to a Predecessor Employer that *(Select (i), (ii), or both.)*

i) ☐ maintained a qualified pension or profit sharing plan (or)

ii) ☐ is named below: *(Exact legal name(s).)*

____

____

____

____

2) A PRIOR EMPLOYER is an Employee's last employer immediately prior to the Employer which is not a Predecessor Employer or a Controlled Group member, but for which service credit is granted under the Plan. Service with such Prior Employer shall be counted only if service continued without interruption.

a) ☐ *(Select to count service with a Prior Employer.)* The following are Prior Employers for which service credit is granted under the Plan: *(Exact legal name(s).)*

____

____

Restatement Effective July 1, 2022 4 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

b) Service with such Prior Employer shall be counted for purposes of determining: *(If (a) above is selected, select any that apply.)*

i) ☐ Entry Service

NOTE: The Entry Date for an employee of such Prior Employer shall be the earliest Entry Date on or after he has both met the entry requirements and is an Eligible Employee.

ii) ☐ Vesting Service

iii) ☐ Accrual Service for Discretionary Contributions (units formula)

J. ELIGIBLE EMPLOYEE.

An Eligible Employee is any Employee of the Employer or of an Adopting Employer *(See Item AB.)* who is <u>not</u> excluded in (1), (2), (3), (4), (5), or (6) below.

An independent contractor is not an Employee. If the Internal Revenue Service (or another agency or court) determines that an individual who the Employer considered to be an independent contractor is an Employee, such individual shall become an Eligible Employee as soon as administratively feasible following the reclassification date, unless he is otherwise excluded in this Item.

1) EXCLUDED EMPLOYEES. *(See Plan Section 1.02 for definitions of the capitalized excluded classifications.)*

Classification	All Contributions	Elective Deferral Contributions	Matching Contributions/ Safe Harbor Contributions	Wage Rate Contributions	All other Contributions
An Employee paid on a salaried basis	☐	☐	☐	☐	☐
An Employee not paid on a salaried basis	☐	☐	☐	☐	☐
An Employee paid on a commission basis	☐	☐	☐	☐	☐
An Employee not paid on a commission basis	☐	☐	☐	☐	☐
An Employee paid on an hourly rate basis	☐	☐	☐	☐	☐
An Employee not paid on an hourly rate basis	☐	☐	☐	☐	☐
Bargaining Employee	☐	☐	☐	☐	☐
Non-bargaining Employee	☐	☐	☐	☐	☐
Nonresident Alien	☒	☐	☐	☐	☐

Restatement Effective July 1, 2022 5 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Classification	All Contributions	Elective Deferral Contributions	Matching Contributions/ Safe Harbor Contributions	Wage Rate Contributions	All other Contributions
Part-time, Temporary, or Seasonal Employee	☒	☐	☐	☐	☐
Leased Employee	☒	☐	☐	☐	☐
Reclassified Employee	☐	☐	☐	☐	☐
An Employee who is a resident of Puerto Rico	☐	☐	☐	☐	☐
An Employee who is not working under a contract subject to a Prevailing Rate Schedule	☐	☐	☐	☐	☐
An Employee covered under any other qualified profit sharing plan to which the Employer contributes	☐	☐	☐	☐	☐
An Employee covered under any qualified pension plan to which the Employer contributes	☐	☐	☐	☐	☐

NOTE: Any exclusions entered in (4), (5), or (6) below cannot be structured to result in the group of Nonhighly Compensated Employees participating in the Plan being only those Nonhighly Compensated Employees with the lowest amount of Compensation and/or the shortest service and who represent the minimum number of these Employees necessary to satisfy the minimum coverage requirement of Code Section 410(b). (2) - (6) below may be repeated as necessary to identify additional excluded groups.

2) ☐ Represented for collective bargaining purposes by the specific bargaining unit(s) named below:

Applies to Contribution Types:	☐ All Contributions	☐ Elective Deferral Contributions	☐ Matching Contributions/ Safe Harbor Contributions	☐ Wage Rate Contributions	☐ All Other Contributions
	☐ Specified Contributions ____________				

3) ☐ Not represented for collective bargaining purposes by the specific bargaining unit(s) named below:

____

Restatement Effective July 1, 2022 6 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Applies to Contribution Types:	☐ All Contributions	☐ Elective Deferral Contributions	☐ Matching Contributions/ Safe Harbor Contributions	☐ Wage Rate Contributions	☐ All Other Contributions
	☐ Specified Contributions ______________________				

4) ☐ Employed at one of the following location(s) or divisions:

____

Applies to Contribution Types:	☐ All Contributions	☐ Elective Deferral Contributions	☐ Matching Contributions/ Safe Harbor Contributions	☐ Wage Rate Contributions	☐ All Other Contributions
	☐ Specified Contributions ______________________				

5) ☐ Employed in one of the following position(s) or classification(s): *(Cannot use an exclusion classification that indirectly imposes an impermissible age or service requirement.)*

____

Applies to Contribution Types:	☐ All Contributions	☐ Elective Deferral Contributions	☐ Matching Contributions/ Safe Harbor Contributions	☐ Wage Rate Contributions	☐ All Other Contributions
	☐ Specified Contributions ______________________				

6) ☒ Other: *(Cannot use an exclusion classification that indirectly imposes an impermissible age or service requirement.)*

a) An individual considered by the Employer to not be a common law Employee or a self-employed individual (including, but not limited to, independent contractors, persons the Employer pays outside of its payroll system and out-sourced workers) for federal income tax withholding purposes under Code Section 3401(a), irrespective of whether there is a binding determination that the individual is an Employee or a Leased Employee of the Employer.

Restatement Effective July 1, 2022 7 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Applies to Contribution Types:	☒ All Contributions	☐ Elective Deferral Contributions	☐ Matching Contributions/ Safe Harbor Contributions	☐ Wage Rate Contributions	☐ All Other Contributions
	☐ Specified Contributions ______				

b) A Bargaining Employee unless the bargaining agreement provides for participation in the Plan.

Applies to Contribution Types:	☒ All Contributions	☐ Elective Deferral Contributions	☐ Matching Contributions/ Safe Harbor Contributions	☐ Wage Rate Contributions	☐ All Other Contributions
	☐ Specified Contributions ______				

K. ENTRY REQUIREMENTS AND ENTRY DATE.

An Employee is eligible to participate in the Plan in accordance with the provisions specified below. *(Select at least one item for each grouping (service required and service method, age required, and Entry Date). Complete any applicable blanks for items selected. If the hours method for calculating Entry Service is selected for any Contributions, (3)(b) below may be used to modify how service is determined. Select (4) below if waiving age or service requirements for the Employer named in Item B.)*

NOTE: The earliest Entry Date shall be used to determine if a Participant is an Active Participant for purposes of any minimum contribution under Plan Section 11.04. If the Plan permits Rollover Contributions in Item T(2), an Eligible Employee can make Rollover Contributions to the Plan without satisfying the entry requirements, unless otherwise specified in Item T(2)(b). See Plan Section 3.03.

1) ENTRY REQUIREMENTS.

If Item Q(4) is selected to allow Wage Rate Contributions, an Employee shall first become an Active Participant (begin active participation in the Plan) for purposes of Wage Rate Contributions on the earliest date on which he is an Eligible Employee. This date is his Entry Date for purposes of Wage Rate Contributions.

NOTE: Entry for Contributions other than Wage Rate Contributions shall be determined in the table below. Additional selections to this Item may be made in Item A of the Additional Selections and Minor Modifications Addendum if (a) is selected below. All service selections in the table below are made in the context of Entry Service in (3) below and selections in (3)(b) may only be made if the hours of service method is selected below. To provide immediate entry select "No age" and "No service" for "All Contributions" below and "Day the entry requirements are satisfied" for "All Contributions" in (2) below. If Item (O)(1) or (2) is selected and different entry requirements are selected for purposes of

Restatement Effective July 1, 2022 8 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Elective Deferral Contributions and the Safe Harbor Contributions, an ADP Test and ACP Test may be required.

Entry Requirements	All Contributions	Elective Deferral Contributions	Matching Contributions / Safe Harbor Contributions	All other Contributions
Age Required				
No Age	☒	☐	☐	☐
Age ____ *(up to 21)*	☐	☐	☐	☐
Service Required and Service Method				
No Service	☐	☐	☐	☐
1 year *(elapsed time)*	☐	☐	☐	☐
2 years *(elapsed time)*				☐
1 year *(hours)*	☐	☐	☐	☐
2 years *(hours)*				☐
____ months *(up to 12, elapsed time)*	☐	☐	☐	☐
60 days *(up to 120, elapsed time)*	☒	☐	☐	☐

NOTE: Up to two years may be used. The vesting must be 100% if over one year is used or if over 6 months and Entry Date is Yearly Date.

NOTE: Additional selections to this Item may be made in Item A of the Additional Selections and Minor Modifications Addendum if (a) is selected below.

a) ☒ Additional selections for this Item have been made in Item A of the attached Additional Selections and Minor Modifications Addendum.

2) ENTRY DATE.

Entry Date	All Contributions	Elective Deferral Contributions	Matching Contributions / Safe Harbor Contributions	All other Contributions
Day the entry requirements are satisfied	☐	☐	☐	☐
Monthly Date	☒	☐	☐	☐
Quarterly Date	☐	☐	☐	☐
Semi-yearly Date	☐	☐	☐	☐
Yearly Date	☐	☐	☐	☐

NOTE: If Yearly Date is selected above, the age and service required cannot be over 20 1/2 and 6 months, respectively.

Restatement Effective July 1, 2022 9 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

NOTE: Additional selections to this Item may be made in Item A of the Additional Selections and Minor Modifications Addendum if (a) is selected below.

a) ☒ Additional selections for this Item have been made in Item A of the attached Additional Selections and Minor Modifications Addendum.

3) ENTRY SERVICE. Subject to the provisions of Plan Section 1.02, Entry Service shall be determined based on the selection(s) made above and in (b) below, if applicable:

a) ELAPSED TIME METHOD. Entry Service is the total of an Employee's Periods of Service without regard to Hours of Service.

b) HOURS METHOD. A year of Entry Service is an Entry Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (i) below.

i) ☐ ________*(Up to 999.)* Hours of Service.

ii) CREDITING DATE. A year of Entry Service shall be credited at the end of the Entry Service Period, unless otherwise specified in A below.

A. ☐ A year of Entry Service shall be credited when the Employee has reached the specified number of Hours of Service during the Entry Service Period.

iii) ENTRY SERVICE PERIOD is the consecutive 12-month period beginning on an Employee's Hire Date and the consecutive 12-month period ending on the last day of each following Plan Year, unless otherwise specified in A below. Following Plan Years shall include all Plan Years that begin after his Hire Date. *(See Plan Section 1.02 for the crediting of Entry Service during the first two periods.)*

A. ☐ An Entry Service Period is the consecutive 12-month period beginning on an Employee's Hire Date and each following consecutive 12-month period beginning on an anniversary of that Hire Date.

NOTE: The Entry Service Period for a rehired Employee who terminated employment prior to satisfying the entry requirements is based on his original Hire Date. If the Entry Service Period shifts to the Plan Year and such Employee is rehired after the first anniversary of his original Hire Date, his Entry Service Period shall be the Plan Year.

4) ☐ WAIVING ENTRY REQUIREMENTS. The requirements for the Contributions selected below shall be waived on ___________. *(Month, day and year.)* This date shall be an Entry Date if the Eligible Employee has met all the other entry requirements.

Restatement Effective July 1, 2022 10 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

NOTE: This waiver applies only (i) to the Employer named in Item B and (ii) on the date filled in. Must be the Effective Date or later. See Item AB for the waiver of entry requirements for an Adopting Employer.

	All Contributions	Elective Deferral Contributions	Matching Contributions / Safe Harbor Contributions	All other Contributions
Service requirement	☐	☐	☐	☐
Age requirement	☐	☐	☐	☐

a) ☐ Additional selections for this Item have been made in Item A of the attached Additional Selections and Minor Modifications Addendum.

L. HIGHLY COMPENSATED EMPLOYEE AND TESTING METHODS.

1) HIGHLY COMPENSATED EMPLOYEE. The definition of Highly Compensated Employee in Plan Section 1.02 is modified below. *(Select any that apply.)*

a) ☐ TOP-PAID GROUP ELECTION. *(Select to limit the number of Highly Compensated Employees to the top 20% of employees based on compensation (top-paid group).)* In determining who is a Highly Compensated Employee, the Employer makes a top-paid group election. The effect of this election is that an Employee (who is not a 5-percent owner at any time during the determination year or the look-back year) with compensation in excess of $120,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group for the look-back year.

b) ☐ CALENDAR YEAR DATA ELECTION. *(Select to change the look-back year for compensation determination. This election has no effect if the Plan Year begins on January 1.)* In determining who is a Highly Compensated Employee (other than as a 5-percent owner), the Employer makes a calendar year data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

NOTE: These elections must apply consistently to the determination years of all plans of the Employer except as provided in the definition of Highly Compensated Employee in Plan Section 1.02. If this plan is a multiple employer plan, separate top-paid group and calendar year data elections may be made in writing by each Employer Group.

2) TESTING METHODS. This Plan shall use the current year testing method for purposes of the ADP and ACP Tests, unless otherwise specified in (a) below.

a) ☐ *(Cannot select if 401(k) Safe Harbor Plan or QACA Safe Harbor Plan.)* This Plan shall use the prior year testing method for purposes of the ADP and ACP Tests.

NOTE: The testing method cannot be changed from the current year testing method to the prior year testing method for a Plan Year unless (i) the Plan has been using the current year testing method for the preceding five Plan Years or, if less, the number of Plan Years the Plan has been in existence or (ii) if, as a result of a merger or acquisition described in Code Section 410(b)(6)(C)(i), the Employer maintains both a plan using the prior year testing method and a plan using the current year testing

Restatement Effective July 1, 2022 11 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

method and the change is made within the transition period described in Code Section 410(b)(6)(C)(ii). If this plan is a multiple employer plan, separate testing method elections may be made in writing by each Employer Group.

b) If this is not a successor plan and the Plan is using the prior year testing method, for the first Plan Year this Plan permits any Participant to make Elective Deferral Contributions, the prior year's Nonhighly Compensated Employees' ADP, as defined in Plan Section 3.08, shall be three percent, unless otherwise specified in (i) below.

i) ☐ *(Only available if (a) above is selected.)* The Plan Year's ADP, as defined in Plan Section 3.08, shall be used for the Nonhighly Compensated Employees' ADP.

c) If this is not a successor plan and the Plan is using the prior year testing method, for the first Plan Year this Plan permits any Participant to make Voluntary Contributions, provides for Matching Contributions, or both, the prior year's Nonhighly Compensated Employees' ACP, as defined in Plan Section 3.08, shall be three percent, unless otherwise specified in (i) below.

i) ☐ *(Only available if (a) above is selected.)* The Plan Year's ACP, as defined in Plan Section 3.08, shall be used for the Nonhighly Compensated Employees' ACP.

M. COMPENSATION.

NOTE: Compensation as defined in Plan Section 1.02, is used for contribution determinations other than for top-heavy minimum contributions. Compensation, as defined in Plan Section 3.07, for the Limitation Year is used to determine the limit on Annual Additions. Compensation, as defined in Plan Section 3.07, for the Plan Year is used to determine the amount of top-heavy minimum contributions.

1) Compensation, as defined in Plan Sections 1.02 and 3.07, subject to any modifications set forth in this Item M means the definition under Information Required to be Reported Under Code Sections 6041, 6051, and 6052 ("Wages, Tips and Other Compensation" box on Form W-2) shall apply, unless otherwise specified in (a) or (b) below and subject to any modifications set forth in this Item M.

a) ☐ The definition under Code Section 3401(a) Wages shall apply.

b) ☐ The definition under Simplified 415 Compensation shall apply. Simplified 415 Compensation shall exclude amounts received from a nonqualified unfunded deferred compensation plan, unless otherwise specified in (i) below.

i) ☐ Amounts received from a nonqualified unfunded deferred compensation plan are included, to the extent includible in gross income.

2) POST-SEVERANCE COMPENSATION. Post-severance Compensation shall exclude (i) payments for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; (ii) payments received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued; and (iii) salary

Restatement Effective July 1, 2022 12 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

continuation payments made for a Participant who is permanently and totally disabled, as defined in Code Section 22(e)(3), unless otherwise specified in (a) below.

a) ☒ Post-severance Compensation shall include *(Select at least one.)*

i) ☒ Such payments for unused accrued bona fide sick, vacation or other leave.

ii) ☒ Such payments received pursuant to a nonqualified unfunded deferred compensation plan, but only to the extent includible in gross income.

iii) ☐ Such salary continuation payments *(Select A or B.)*

A. ☐ for all Participants who are permanently and totally disabled for a fixed or determinable period.

B. ☐ only for Participants who were Nonhighly Compensated Employees immediately before becoming disabled.

3) ☒ COMPENSATION EXCLUSIONS. Compensation, as defined in Plan Section 1.02, shall exclude the following. If deemed Code Section 125 Compensation is excluded below, it shall also be excluded in Plan Section 3.07.

NOTE: Exclusions (other than the Code Section 414(s) safe harbor exclusions, deemed Code Section 125, and elective contributions) for purposes of any Contributions other than Elective Deferral Contributions and Matching Contributions will require Code Section 414(s) nondiscrimination testing. Exclusions for Discretionary Contributions with an integrated allocation formula will require a general test.

Excluded Compensation	All Contributions	Elective Deferral Contributions	Matching Contributions	Discretionary Contributions	Additional Contributions	Qualified Nonelective Contributions /QACA Nonelective Contributions
Code Section 414(s) safe harbor exclusions (reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation (other than elective contributions), and welfare benefits)	☐	☐	☐	☐	☐	☐
deemed Code Section 125 Compensation	☒	☐	☐	☐	☐	☐

Restatement Effective July 1, 2022 13 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

elective contributions (amounts that would otherwise be included but for an election under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b))	☐	☐	☐	☐	☐	☐
bonuses	☐	☐	☐	☐	☐	☐
commissions	☐	☐	☐	☐	☐	☐
overtime	☐	☐	☐	☐	☐	☐
other special compensation described in (a) below	☐	☒	☒	☐	☐	☐

NOTE: Additional rows for other special compensation may be added above as necessary.

a) ☒ other special compensation: *(Specify type of compensation excluded. This exclusion may be limited to specific Employee groups. If additional rows are added for other special compensation above, specify the contributions to which the exclusion applies.)*

For Elective Deferral Contributions and Matching Contributions: nonmonetary awards or benefits and any payments in the nature of severance pay and any reimbursed moving expenses

For Elective Deferral Contributions: restricted stock awards reported on the Participant's W-2

4) ☐ COMPENSATION INCLUDES. In addition to the Compensation selected in (1) above, the following shall be included in Compensation. Any additional Compensation identified in (b) below shall only be included as Compensation as defined in Plan Section 1.02.

a) ☐ Amounts earned but not paid during the Compensation Year solely because of the timing of payroll periods and pay dates, provided the amounts are paid during the first few weeks of the next Compensation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees, and no Compensation is included in more than one Compensation Year. *(Accrual method/first few weeks rule.)*

b) ☐ Other Compensation ____________________

Restatement Effective July 1, 2022 14 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Restatement Effective July 1, 2022 15 Plan ID No. 1080199 (73571) Classification: Customer Confidential Applies to Contribution Types All Contributions Elective Deferral Contributions Matching Contributions Discretionary Contributions Additional Contributions Qualified Nonelective Contributions/QACA Nonelective Contributions NOTE: (b) above may require Code Section 414(s) nondiscrimination testing and may be repeated as necessary to identify additional amounts included in Compensation. 5) ANNUAL COMPENSATION for a Plan Year is an Employee's Compensation for the Compensation Year ending with or within the consecutive 12-month period ending on the last day of the Plan Year. (Annual Compensation is used for calculating annual contributions and annual allocations of Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions. Annual Compensation is not used for the Qualified Nonelective Contributions or QACA Nonelective Contributions used to satisfy the ADP Test Safe Harbor described in Items O(1) and O(2).) The COMPENSATION YEAR is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (a), (b), or (c) below. a) The Compensation Year is the consecutive 12-month period ending on each . (Month and day.) For an Employee whose Hire Date is less than 12 months before the end of the consecutive 12-month period designated, Compensation shall be determined over the consecutive 12-month period ending on the last day of the Plan Year. b) The Compensation Year is the consecutive 12-month period ending on the last day of each Fiscal Year. c) The Compensation Year is the consecutive 12-month period ending on the last day of each Limitation Year, as defined in Plan Section 3.07. ANNUAL COMPENSATION MODIFICATIONS: (Select any that apply.) d) Annual Compensation shall not include Compensation over $ . (Up to the 401(a)(17) compensation limit.) e) (Cannot use with (a), (b), or (c) above.) Annual Compensation shall exclude Compensation for the portion of the Compensation Year in which an Employee is not an Active Participant for purposes of Employer Contributions calculated using Annual Compensation. 6) NO COMPENSATION LIMIT FOR DEFERRALS. Elective Deferral Contributions may be made with respect to Compensation that exceeds the annual compensation limit in the definition of Compensation in Plan Section 1.02, provided such Elective Deferral Contributions otherwise satisfy any applicable limitations, unless otherwise specified in (a) below. Restatement Effective July 1, 2022 16 Plan ID No. 1080199 (73571) Classification: Customer Confidential a) Elective Deferral Contributions cannot be made with respect to Compensation that exceeds the annual compensation limit. N. ELECTIVE DEFERRAL CONTRIBUTIONS. Elective Deferral Contributions for a Participant are equal to a portion of Compensation as specified in an Elective Deferral Agreement. Such Elective Deferral Contribution shall not be made before the later of (i) the adoption or effective date of the cash or deferred arrangement (CODA) or (ii) the date the Participant signs the Elective Deferral Agreement. An Employee who is eligible to participate in the Plan for purposes of Elective Deferral Contributions may file an Elective Deferral Agreement with the Employer. The Participant shall modify or terminate an Elective Deferral Agreement by filing a new Elective Deferral Agreement. An Elective Deferral Agreement shall remain in effect until modified or terminated by the Participant. An Elective Deferral Agreement may also be terminated according to the terms of an automatic contribution arrangement (if selected in Items N(6), N(7), O(2) or Item E in the Additional Selections and Minor Modifications Addendum). An Elective Deferral Agreement to start or modify Elective Deferral Contributions shall be effective as soon as administratively feasible on or after the Participant’s Entry Date (Reentry Date, if applicable) or any following change date. An Elective Deferral Agreement to start or modify Elective Deferral Contributions must be entered into on or before the date it is effective. An Elective Deferral Agreement to stop Elective Deferral Contributions may be entered into on any date. Such Elective Deferral Agreement shall be effective as soon as administratively feasible following the date on which the Elective Deferral Agreement is entered into. 1) The change date to increase or decrease the amount of Elective Deferral Contributions shall be any date, unless otherwise specified in (a), (b), (c), or (d) below. (Select one, if applicable.) NOTE: Additional selections to this Item may be made in Item B of the Additional Selections and Minor Modifications Addendum if (f) is selected below. a) Monthly Date. b) Quarterly Date. c) Semi-yearly Date. d) Yearly Date. However, the change date for purposes of bonuses shall be any date, unless otherwise specified in (e) below. e) A separate change date for bonuses shall not be available. Restatement Effective July 1, 2022 17 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x f) Additional selections to this Item have been made in Item B of the attached Additional Selections and Minor Modifications Addendum. 2) (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions or QACA Matching Contributions.) 1 % of Compensation is the minimum Elective Deferral Contribution. (If the Plan includes an automatic contribution arrangement in (6) or (7) below or in Item O(2), the minimum cannot be more than the automatic Elective Deferral Contribution.) a) Additional selections to this Item have been made in Item C of the attached Additional Selections and Minor Modifications Addendum. 3) 75 % of Compensation is the maximum Elective Deferral Contribution. (If the Plan includes Matching Contributions in Items O, P, or Item F in the Additional Selections and Minor Modifications Addendum, the maximum must be at least equal to any stated percent of Compensation limit on Elective Deferral Contributions matched.) NOTE: If the Plan allows Catch-up Contributions and the percent of Compensation maximum is less than 75%, the maximum will not apply to a Participant who is eligible to make Catch-up Contributions unless his Elective Deferral Contributions, including Catch-up Contributions, exceeds the maximum percent of Compensation plus the dollar limitation on Catch-up Contributions described in Plan Section 3.01. a) Additional selections to this Item have been made in Item D of the attached Additional Selections and Minor Modifications Addendum. 4) CATCH-UP CONTRIBUTIONS. All Employees who are eligible to make Elective Deferral Contributions and who are age 50 or older by the end of their taxable year shall be eligible to make Catch-up Contributions, unless otherwise specified in (a) below. Catch-up Contributions are matched unless Item P(8)(a) is selected. a) Catch-up Contributions are not permitted. 5) ROTH ELECTIVE DEFERRAL CONTRIBUTIONS. All Participants who are eligible to make Elective Deferral Contributions may elect to designate all or any portion of their future Elective Deferral Contributions as Roth Elective Deferral Contributions, unless otherwise specified in (a) below. a) Roth Elective Deferral Contributions are not permitted. Distributions of Excess Amounts described in Plan Section 3.08 from the portion of the Participant’s Account resulting from Elective Deferral Contributions shall be made on a pro rata basis from the Participant’s Account resulting from Pre-tax Elective Deferral Contributions and Roth Elective Deferral Contributions in the same proportion that such Contributions were made for the applicable year, except as otherwise specified in (b) or (c) below. Restatement Effective July 1, 2022 18 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x b) Distributions of Excess Amounts shall be made first from the Participant's Account resulting from Pre-tax Elective Deferral Contributions, to the extent such Contributions were made for the applicable year. c) The Participant may elect a different order for distributions, in accordance with nondiscriminatory procedures established by the Plan Administrator. 6) AUTOMATIC CONTRIBUTION ARRANGEMENT (ACA). (Only available if EACA in (7) below and QACA in Item O(2) are not selected.) The Employer elects to have the ACA provisions (including the annual notice requirements) described in Plan Section 3.01(a)(1) apply. The Plan provides for an automatic election to have Elective Deferral Contributions made, subject to the provisions of Plan Section 3.01(a), for the Participants specified in (c) and (d) below. The automatic Elective Deferral Contributions shall be made as specified in (a) below. The Participant will be given a reasonable period to affirmatively elect a different percentage, to elect not to make Elective Deferral Contributions, and if Roth Elective Deferral Contributions are permitted in (5) above, to elect to designate all or any portion of their Elective Deferral Contributions as Roth Elective Deferral Contributions. NOTE: Additional selections to this Item may be made in Item E of the Additional Selections and Minor Modifications Addendum if (e) is selected below. a) AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTION. The automatic Elective Deferral Contribution shall be a Pre-tax Elective Deferral Contribution equal to 6% of Compensation, unless otherwise specified in (i), (ii), or (iii) below. i) (Only available if (5)(a) above is not selected.) The automatic Elective Deferral Contribution shall be a Roth Elective Deferral Contribution. ii) (Only available if (5)(a) above is not selected.) The automatic Elective Deferral Contribution shall be divided equally between Pre-tax Elective Deferral Contributions and Roth Elective Deferral Contributions. iii) 2 % of Compensation shall be the automatic Elective Deferral Contribution. b) AUTOMATIC INCREASE. The automatic Elective Deferral Contribution shall increase as described in (i) below, unless an election is made in (ii) below to not include an automatic increase. i) The automatic Elective Deferral Contribution shall increase by 1% as soon as administratively feasible on or after each subsequent Yearly Date up to a maximum automatic Elective Deferral Contribution of 10%, unless a different automatic increase percentage, increase date, or maximum is specified in A, B, or C below. (Select any that apply.) A. % of Compensation shall be the automatic increase percentage.

Restatement Effective July 1, 2022 19 Plan ID No. 1080199 (73571) Classification: Customer Confidential x B. The increase date shall be (Select (1), (2), (3), (4), (5), or (6).) 1) each Yearly Date. 2) . (Month and day.) 3) , (Month and day.) beginning on . (Month, day, and year.) 4) the anniversary of the Participant's Entry Date or Reentry Date, whichever applies, for purposes of Elective Deferral Contributions. 5) the anniversary of the Participant's Hire Date or Rehire Date, whichever applies. 6) Other: (Specify when the automatic increase will occur and the Employee group impacted.) C. % of Compensation shall be the maximum automatic Elective Deferral Contribution. ii) An automatic increase shall not apply. c) APPLICATION OF ACA PROVISIONS. The automatic Elective Deferral Contribution shall apply to Participants at the time they enter or reenter the Plan, unless otherwise specified in (i) below. i) DELAY PERIOD FOR ACA PROVISIONS. The automatic Elective Deferral Contribution shall apply to Participants as soon as administratively feasible (Up to 365.) days after the time they enter or reenter the Plan. An automatic Elective Deferral Contribution may also apply to current Participants as specified in (ii), (iii), (iv), or (v) below. ii) APPLY TO CURRENT PARTICIPANTS WHEN ACA IS ESTABLISHED. If an ACA is added after the Plan's original Effective Date, the automatic Elective Deferral Contribution shall also apply to all Active Participants as of the date the ACA is added who (Select A, B, or C.) A. are deferring less than 6% (or the percentage in (a)(iii) above, if applicable) or who are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). B. are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). Restatement Effective July 1, 2022 20 Plan ID No. 1080199 (73571) Classification: Customer Confidential C. have not completed an Elective Deferral Agreement. iii) ANNUAL EXPIRATION OF ELECTIVE DEFERRAL AGREEMENTS. All Elective Deferral Agreements shall expire on each (Month and day.) for Participants who (Select A or B.) A. are deferring less than 6% (or the percentage in (a)(iii) above, if applicable) or who are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). B. are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). The automatic Elective Deferral Contribution shall apply to Participants with an expired election, unless they file a new Elective Deferral Agreement during the applicable notice period. iv) APPLY TO CURRENT PARTICIPANTS AFTER THE DATE THE ACA WAS ESTABLISHED. The automatic Elective Deferral Contribution shall also apply to all Active Participants as of the effective date of the amendment to apply the ACA provisions to current Participants who, as of such date, (Select A, B or C.) A. are deferring less than 6% (or the percentage in (a)(iii) above, if applicable) or who are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). B. are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). C. have not completed an Elective Deferral Agreement. v) EXPIRATION AND AUTOMATIC INCREASE OF AFFIRMATIVE ELECTIONS. (Only available if (b)(ii) above is not selected.) Elective Deferral Agreements for Participants who have affirmatively elected to defer an amount of Compensation that is less than the maximum automatic increase percentage in (b) above shall expire. An automatic election shall apply to these Participants. This automatic election shall increase the amount specified in the Participant's Elective Deferral Agreement (immediately prior to the expiration) on the automatic increase date specified in (b) as follows: If (a)(i) and (a)(ii) are not selected above, the Participant’s automatic Elective Deferral Contribution shall be determined by increasing the Pre-tax Elective Deferral Contribution amount specified in the Participant’s Elective Deferral Agreement (immediately prior to the expiration) by the automatic increase percentage in (b) above. If the Participant’s Elective Deferral Agreement (immediately prior to the expiration) includes Roth Elective Deferral Restatement Effective July 1, 2022 21 Plan ID No. 1080199 (73571) Classification: Customer Confidential Contributions, the Participant’s automatic Elective Deferral Contribution shall include the Roth Elective Deferral Contribution amount specified. If (a)(i) is selected above, the Participant’s automatic Elective Deferral Contribution shall be determined by increasing the Roth Elective Deferral Contribution amount specified in the Participant’s Elective Deferral Agreement (immediately prior to the expiration) by the automatic increase percentage in (b) above. If the Participant's Elective Deferral Agreement (immediately prior to the expiration) includes Pre-tax Elective Deferral Contributions, the Participant's automatic Elective Deferral Contribution shall include the Pre-tax Elective Deferral Contribution amount specified. If (a)(ii) is selected above, the Participant's automatic Elective Deferral Contribution shall be determined by increasing both the Pre-tax Elective Deferral Contribution amount and the Roth Elective Deferral Contribution amount specified in the Participant's Elective Deferral Agreement (immediately prior to the expiration) by one-half of the automatic increase percentage in (b) above. This automatic Elective Deferral Contribution and increase shall apply to Participants with any affirmative election, including 0%, unless otherwise specified in A or B below. A. This automatic Elective Deferral Contribution and increase shall not apply to Participants who have elected to defer 0%. B. This automatic Elective Deferral Contribution and increase shall not apply to Participants who have elected to defer less than % (Must be less than the maximum automatic increase percentage in (b) above.) of Compensation. This automatic Elective Deferral Contribution and increase shall apply to Participants with an expired election, unless they file a new Elective Deferral Agreement during the applicable notice period. d) APPLICATION OF ACA PROVISIONS WHEN AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTION CHANGED. Amendments to the automatic Elective Deferral Contribution shall apply as described in (i) and (ii) below. i) INCREASES. If this is an amendment that increases the amount of the automatic Elective Deferral Contribution in (a) or (b) above, the new amount shall apply to Participants as follows. The higher percentage shall apply to Participants at the time they enter or reenter the Plan on or after the effective date of such amendment and to Participants who were automatically enrolled under the ACA provisions as of the effective date of this amendment, unless otherwise specified in A below. A. The higher percentage shall only apply to Participants at the time they enter or reenter the Plan on or after the effective date of this amendment. ii) DECREASES. If this is an amendment that decreases the amount of the automatic Elective Deferral Contribution in (a) or (b) above, the new amount Restatement Effective July 1, 2022 22 Plan ID No. 1080199 (73571) Classification: Customer Confidential shall only apply to Participants at the time they enter or reenter the Plan on or after the effective date of such amendment. The lower percentage shall not apply to any Participants who were automatically enrolled under the ACA provisions prior to the effective date of this amendment, unless otherwise specified in A below. A. The lower percentage shall also apply to Participants who were automatically enrolled under the ACA provisions as of the effective date of this amendment. e) Additional selections for this Item have been made in Item E of the attached Additional Selections and Minor Modifications Addendum. 7) ELIGIBLE AUTOMATIC CONTRIBUTION ARRANGEMENT (EACA). (Only available if ACA in (6) above and QACA in Item O(2) are not selected or if QACA is selected in Item O(2), the QACA Matching Contributions or QACA Nonelective Contributions were revoked during the Plan Year.) The Employer elects to have the EACA provisions (including the annual notice requirements) described in Plan Section 3.10 apply. NOTE: The effective date for electing to apply the EACA provisions must be the beginning of a Plan Year. The Plan provides for an automatic election to have Elective Deferral Contributions made for the Participants specified in (c) below. The automatic Elective Deferral Contributions shall be Pre-tax Elective Deferral Contributions in an amount specified in (a) below. The Participant will be given a reasonable period to affirmatively elect a different percentage, to elect not to make Elective Deferral Contributions, and if Roth Elective Deferral Contributions are permitted in (5) above, to elect to designate all or any portion of their Elective Deferral Contributions as Roth Elective Deferral Contributions. a) AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTION. The automatic Elective Deferral Contribution shall be 6% of Compensation, unless otherwise specified in (i) below. i) % of Compensation shall be the automatic Elective Deferral Contribution. b) AUTOMATIC INCREASE. The automatic Elective Deferral Contribution shall increase as described in (i) below, unless an election is made in (ii) below to not include an automatic increase. i) The automatic Elective Deferral Contribution shall increase by 1% as soon as administratively feasible on or after each subsequent Yearly Date up to a maximum automatic Elective Deferral Contribution of 10%, unless a different increase percentage, increase date, or maximum is specified in A, B, or C below. (Select any that apply.) A. % of Compensation shall be the automatic increase percentage.

Restatement Effective July 1, 2022 23 Plan ID No. 1080199 (73571) Classification: Customer Confidential B. The increase date shall be (Select (1), (2), (3), (4), (5), or (6).) 1) each Yearly Date. 2) . (Month and day.) 3) , (Month and day.) beginning on . (Month, day, and year.) 4) the anniversary of the Participant's Entry Date or Reentry Date, whichever applies, for purposes of Elective Deferral Contributions. 5) the anniversary of the Participant's Hire Date or Rehire Date, whichever applies. 6) Other: (Specify when the automatic increase will occur. Must meet the uniformity requirements.) C. % of Compensation shall be the maximum automatic Elective Deferral Contribution. ii) An automatic increase shall not apply. c) APPLICATION OF EACA PROVISIONS. The automatic Elective Deferral Contribution shall apply to Participants at the time they enter or reenter the Plan, unless otherwise specified in (i) below. i) DELAY PERIOD FOR EACA PROVISIONS. The automatic Elective Deferral Contribution shall apply to Participants as soon as administratively feasible (Up to 365.) days after the time they enter or reenter the Plan. NOTE: The extended period for distributing Excess Contributions and Excess Aggregate Contributions may be unavailable if (c)(i) above is selected. If an EACA is added after the Plan’s original Effective Date, the automatic Elective Deferral Contribution shall also apply to all Active Participants as of the date the EACA is added who (Select (ii), (iii), or (iv), (v), and (vi), as applicable.) ii) are deferring less than 6% (or the percentage in (a)(i) above, if applicable) or who are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). iii) are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). Restatement Effective July 1, 2022 24 Plan ID No. 1080199 (73571) Classification: Customer Confidential iv) have not completed an Elective Deferral Agreement. v) ELECTIVE DEFERRAL AGREEMENTS EXPIRE WITH AMENDMENT. As of the effective date of the amendment, all Elective Deferral Agreements shall expire for Participants who, as of such date, (Select A or B.) A. have elected to defer less than 6% (or the percentage in (a)(i) above, if applicable) or who have elected to defer 0%. B. have elected to defer 0%. The automatic Elective Deferral Contribution shall apply to Participants with an expired election, unless they file a new Elective Deferral Agreement during the applicable notice period. vi) ELECTIVE DEFERRAL AGREEMENTS EXPIRE ANNUALLY. All Elective Deferral Agreements shall expire on each (Month and day.) for Participants who, as of such date, (Select A or B.) A. have elected to defer less than 6% (or the percentage in (a)(i) above, if applicable) or who have elected to defer 0%. B. have elected to defer 0%. d) APPLICATION OF EACA PROVISIONS WHEN AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTION CHANGED. Amendments to the automatic Elective Deferral Contribution shall apply as described in (i) and (ii) below. i) INCREASES. If this is an amendment that increases the amount of the automatic Elective Deferral Contribution in (a) or (b) above, the new amount shall apply to Participants at the time they enter or reenter the Plan on or after the effective date of such amendment and to Participants who were automatically enrolled under the EACA provisions as of the effective date of this amendment. ii) DECREASES. If this is an amendment that decreases the amount of the automatic Elective Deferral Contribution in (a) or (b) above, the new amount shall apply to Participants at the time they enter or reenter the Plan on or after the effective date of such amendment and to any Participants who were automatically enrolled under the EACA provisions prior to the effective date of this amendment. e) Permissible Withdrawals are not permitted, unless otherwise specified in (i) below. i) Permissible Withdrawals are permitted. Restatement Effective July 1, 2022 25 Plan ID No. 1080199 (73571) Classification: Customer Confidential O. 401(k) SAFE HARBOR AND QACA SAFE HARBOR. 1) 401(k) SAFE HARBOR. (Only available if QACA in (2) below is not selected.) The Plan is a 401(k) Safe Harbor Plan and the 401(k) safe harbor provisions (including the annual notice requirements) described in Plan Section 3.09 apply. (Select (b) or (c). Select (d), if applicable.) a) The Plan will satisfy the ADP Test Safe Harbor only, unless otherwise specified in (i) below. i) The Plan will satisfy the ADP Test Safe Harbor and the ACP Test Safe Harbor. (Only available if the Plan permits Matching Contributions in (b)(i) below or Item P and the ACP Test Safe Harbor limits on Matching Contributions are met.) NOTE: The effective date for electing to apply the 401(k) safe harbor provisions must be the beginning of a Plan Year, unless the exception described in Plan Section 3.09(a)(2) for adding a cash or deferred arrangement to an existing profit sharing, stock bonus, or pre-ERISA money purchase pension plan applies. Electing to no longer have the 401(k) safe harbor provisions apply must be effective at the beginning of the Plan Year, except as provided in (b)(i)I or (b)(ii)E below. A Plan is deemed to not be a Top-heavy Plan, as defined in Plan Section 11.02, for a Plan Year, if the exception under Code Section 416(g)(4)(H) applies for such year. See Plan Section 3.09(f). b) CONTRIBUTIONS FOR ALL PLAN YEARS. (Any changes to the selections or contribution formulas under this (b) must be effective at the beginning of the Plan Year, except as provided in (i)I or (ii)E below.) The Employer will make the 401(k) safe harbor Contributions for all Plan Years. (Select (i) or (ii).) NOTE: The 401(k) safe harbor Contribution selected in (i) or (ii) below can only be removed during a Plan Year if the Employer is operating at an economic loss as described in Code Section 412(c) for such Plan Year, or the annual notice included a statement that the Plan may be amended during the Plan Year to revoke the 401(k) safe harbor Contribution. i) QUALIFIED MATCHING CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using Qualified Matching Contributions. The amount of Qualified Matching Contributions shall be equal to (Select A or B.) A. BASIC MATCHING FORMULA. 100% of Elective Deferral Contributions that are not over 3% of Compensation, plus 50% of Elective Deferral Contributions which are over 3% but are not over 5% of Compensation. B. ENHANCED MATCHING FORMULA. 100% of Elective Deferral Contributions that are not over 4% of Compensation, unless otherwise specified in (1) or (2) below. 1) STATED MATCH. (Complete (a) and (b). For example: 100% of Elective Deferral Contributions that are not over 5% of Compensation.) Restatement Effective July 1, 2022 26 Plan ID No. 1080199 (73571) Classification: Customer Confidential a) % of Elective Deferral Contributions that are not over b) % of Compensation. NOTE: Must complete (a) using at least 100%. The product of the percentages in (a) and (b) must equal at least 4%. For example, 100% x 5% = 5% or 150% x 3% = 4.5%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage not more than 6%. 2) STATED TIERED MATCH. (Complete (a) through (d). For example: 100% of Elective Deferral Contributions that are not over 4% of Compensation, plus 50% of Elective Deferral Contributions that are over 4% but are not over 6% of Compensation.) a) % of Elective Deferral Contributions that are not over b) % of Compensation, plus (First limit on Elective Deferral Contributions.) c) % (Must be less than (a).) of Elective Deferral Contributions that are over the percentage of Compensation specified in (b) but are not over d) % (Must be more than (b).) of Compensation. (Second limit on Elective Deferral Contributions.) NOTE: Must complete (a) using at least 100%. The product of the percentages in (a) and (b) must equal at least 3%. In addition, if the product of the percentages in (a) and (b) does not equal at least 4%, (c) must be completed using at least 50% and, using the percentages in (a), (b), (c), and (d), the sum of [((d) – (b)) x (c)] and [(a) x (b)] must equal at least 4%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%. C. CALCULATION PERIOD. Qualified Matching Contributions are calculated based on Elective Deferral Contributions and Compensation for the period specified below, unless otherwise modified in (6) below. (Refers to calculation of the amount of Qualified Matching Contributions, not when contributed. If the Employer contributes Qualified Matching Contributions to the Plan more often than the calculation period selected below, a true-up contribution will need to be made for any Participant at the end of the Plan Year if the actual Qualified Matching Contributions allocated prior to the true-up do not equal what Qualified Matching Contributions would be when calculated using the Participant's Compensation and Elective Deferral Contributions for each calculation period. (Select (1), (2), (3), (4), or (5). Select (6), if applicable.)

Restatement Effective July 1, 2022 27 Plan ID No. 1080199 (73571) Classification: Customer Confidential 1) PAYROLL PERIOD. Qualified Matching Contributions shall be made for all persons who were Active Participants at any time during that payroll period. 2) PAYROLL PERIODS ENDING WITH OR WITHIN EACH MONTH. Qualified Matching Contributions shall be made for all persons who were Active Participants at any time during the month. 3) MONTH. Qualified Matching Contributions shall be made for all persons who were Active Participants at any time during the month. 4) PAYROLL PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER. Qualified Matching Contributions shall be made for all persons who were Active Participants at any time during the Plan-year Quarter. NOTE: If (1), (2), (3), or (4) is selected, Qualified Matching Contributions must be contributed to the Plan by the last day of the following Plan-year Quarter. 5) PLAN YEAR. Qualified Matching Contributions shall be made for all persons who were Active Participants at any time during the Plan Year. The calculation periods in (2), (3), (4), or (5) above are modified as follows: 6) BASED ON DEFERRALS AND COMPENSATION WHILE ACTIVE. (Only available if (2), (3), (4), or (5) above is selected.) Qualified Matching Contributions shall be calculated excluding Elective Deferral Contributions and Compensation for any portion of the month, Plan-year Quarter, or Plan Year, whichever applies, in which an Employee is not an Active Participant. D. ADDITIONAL MATCH. (Only available if (a)(i) above is selected.) The Employer may make additional Matching Contributions. If the Employer makes additional Matching Contributions to the Plan, the Employer shall provide the Plan Administrator (or Trustee, as applicable), written instructions describing (i) how the additional Matching Contribution formula will be allocated to Participants (e.g., a uniform percentage of Elective Deferrals or a flat dollar amount), (ii) the calculation period(s) to which the discretionary Matching Contribution formula applies, and (iii) if applicable, a description of each business location, business classification, or employee group subject to separate additional Matching Contribution allocation formulas. Such instructions must be provided no later than the date on which the additional Matching Contribution is made to the Plan. A summary of these instructions must be communicated to Participants who receive additional Matching Contributions. The summary must be communicated to Participants no later than 60 days following the date on which the last additional Matching Contribution is made to the Plan for a Plan Year. Additional Matching Contributions, if made, shall be made for Restatement Effective July 1, 2022 28 Plan ID No. 1080199 (73571) Classification: Customer Confidential each person who was an Active Participant at any time during the applicable calculation period(s). The calculation period selected in C above shall not apply to this additional match. The calculation period(s) specified in the instructions above shall apply. If the applicable calculation period is not Plan Year, additional Matching Contributions must be contributed to the Plan by the last day of the following Plan-year Quarter. The rate of additional match will not increase as the amount of Elective Deferral Contributions increases, no Highly Compensated Employee will be entitled to a greater rate of match than any Nonhighly Compensated Employee, Elective Deferral Contributions that are over 6% of Compensation will not be matched, and the additional Matching Contribution for a Participant will not exceed 4% of his Compensation for the Plan Year. Additional Matching Contributions will be Qualified Matching Contributions, unless otherwise specified in (1) below. 1) Additional Matching Contributions will be subject to the vesting schedule selected for Matching Contributions. E. HEART ACT MATCH. The Employer shall also make Matching Contributions for a Participant who dies or becomes Totally Disabled while performing Qualified Military Service. The amount of such Matching Contribution shall be based on the Participant's average actual Elective Deferral Contributions for the lesser of (i) the 12-month period of service with the Employer immediately prior to Qualified Military Service, or (ii) if service with the Employer is less than such 12-month period, the actual length of continuous service with the Employer, in accordance with Code Section 414(u)(9) and any subsequent guidance. F. Qualified Matching Contributions and additional Matching Contributions, if applicable, shall be made only for Nonhighly Compensated Employees. G. Qualified Matching Contributions and additional Matching Contributions, if applicable, shall not be made for (Select (1), (2), or both.) 1) Bargaining Employees. 2) Other . (Specify the Employee group. Must be a group that is mandatorily disaggregated or that can be permissively disaggregated.) H. Qualified Matching Contributions and additional Matching Contributions, if applicable, shall be made to a different plan as specified below. Qualified Matching Contributions and additional Matching Contributions, if applicable, shall be made to the: Restatement Effective July 1, 2022 29 Plan ID No. 1080199 (73571) Classification: Customer Confidential . (Fill in plan name.) I. The 401(k) safe harbor election and the corresponding Qualified Matching Contributions shall be revoked as of . (Month, day and year.) Such date cannot be earlier than the later of (i) 30 days after the date Active Participants are given the supplemental notice described in Plan Section 3.09(e) and (ii) the date the amendment revoking such provisions is adopted. Qualified Matching Contributions shall be made for the period prior to the revocation. ii) QUALIFIED NONELECTIVE CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using Qualified Nonelective Contributions. The amount of Qualified Nonelective Contributions shall be equal to % (Must be at least 3%.) of Compensation for the Plan Year for persons who were Active Participants at any time during the Plan Year, unless otherwise specified in A, B, or C below. (The Compensation used for these Contributions is not necessarily the same as Annual Compensation defined in Item M. Select any that apply.) A. Compensation shall be determined excluding Compensation for the portion of the Plan Year in which an Employee is not an Active Participant. NOTE: Excluding Compensation while not an Active Participant may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan. B. Qualified Nonelective Contributions shall be made only for Nonhighly Compensated Employees. C. Qualified Nonelective Contributions shall not be made for (Select (1), (2), or both) 1) Bargaining Employees. 2) Other . (Specify the Employee group. Must be a group that is mandatorily disaggregated or that can be permissively disaggregated.) D. Qualified Nonelective Contributions shall be made to a different plan as specified below. Qualified Nonelective Contributions shall be made to the: . (Fill in plan name.) E. The 401(k) safe harbor election and the corresponding Qualified Nonelective Contributions shall be revoked as of . Restatement Effective July 1, 2022 30 Plan ID No. 1080199 (73571) Classification: Customer Confidential (Month, day and year.) Such date cannot be earlier than the later of (i) 30 days after the date Active Participants are given the supplemental notice described in Plan Section 3.09(e) and (ii) the date the amendment revoking such provisions is adopted. Qualified Nonelective Contributions shall be made with respect to Compensation paid through the effective date of the revocation. c) CONTRIBUTIONS FOR PLAN YEARS IN WHICH THE PLAN IS AMENDED. The Employer may amend the Plan to provide a Qualified Nonelective Contribution to satisfy the ADP Test Safe Harbor for a Plan Year. d) PLAN IS AMENDED. (Only available if (c) above is selected.) The Plan is amended to provide a Qualified Nonelective Contribution for the Plan Year beginning . (Month, day and year.) i) The amount of Qualified Nonelective Contributions for such Plan Year shall be equal to % (Must be at least 3%.) of Compensation for the Plan Year for persons who were Active Participants at any time during the Plan Year, unless otherwise specified in A and B below. (The Compensation used for these Contributions is not necessarily the same as Annual Compensation defined in Item M. Select any that apply.) A. Compensation shall be determined excluding Compensation for the portion of the Plan Year in which an Employee is not an Active Participant. NOTE: Excluding Compensation while not an Active Participant may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan. B. Qualified Nonelective Contributions shall be made only for Nonhighly Compensated Employees. 2) QUALIFIED AUTOMATIC CONTRIBUTION ARRANGEMENT (QACA) SAFE HARBOR. (Only available if 401(k) safe harbor in (1) above is not selected. Only available if ACA and EACA in Items N(6) and (7) are not selected or if EACA in Item N(7) is selected, the QACA Matching Contributions or QACA Nonelective Contributions have been revoked during the Plan Year.) The Plan is a QACA Safe Harbor Plan and the QACA safe harbor provisions (including the annual notice requirements) described in Plan Section 3.11 apply. NOTE: The effective date for electing to apply the QACA safe harbor provisions must be the beginning of a Plan Year, unless the exception described in Plan Section 3.11(a)(8) for adding a cash or deferred arrangement to an existing profit sharing, stock bonus, or pre-ERISA money purchase pension plan applies. Electing to no longer have the QACA safe harbor provisions apply must be effective at the beginning of the Plan Year, except as provided in (g)(i)I or (g)(ii)E below. A Plan is deemed to not be a Top-heavy Plan, as

Restatement Effective July 1, 2022 31 Plan ID No. 1080199 (73571) Classification: Customer Confidential defined in Plan Section 11.02, for a Plan Year, if the exception under Code Section 416(g)(4)(H) applies for such year. See Plan Section 3.11(g). The Plan provides for an automatic election to have Elective Deferral Contributions made for the Participants specified in (c) below. The automatic Elective Deferral Contributions shall be Pre-tax Elective Deferral Contributions in an amount specified in (a) below. The Participant will be given a reasonable period to affirmatively elect a different percentage, to elect not to make Elective Deferral Contributions, and if Roth Elective Deferral Contributions are permitted in Item N(5), to elect to designate all or any portion of their Elective Deferral Contributions as Roth Elective Deferral Contributions. a) AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTION. The automatic Elective Deferral Contribution shall be 6% of Compensation, unless otherwise specified in (i) below. i) % (Must be at least 3% and no more than 10%.) of Compensation shall be the automatic Elective Deferral Contribution. b) AUTOMATIC INCREASE. (Must be selected if (a)(i) is selected and the percentage is less than 6%.) The automatic Elective Deferral Contribution shall increase by 1% as soon as administratively feasible on or after each subsequent Yearly Date up to a maximum automatic Elective Deferral Contribution of 10%, unless a different increase percentage, increase date, or maximum is specified in (i), (ii), or (iii) below. (Select any that apply.) i) % of Compensation shall be the automatic increase percentage. ii) The increase date shall be (Select A, B, C, D, E, or F.) A. each Yearly Date. B. . (Month and day.) C. (Month and day.) beginning on . (Month, day, and year.) D. the anniversary of the Participant's Entry Date or Reentry Date, whichever applies, for purposes of Elective Deferral Contributions. E. the anniversary of the Participant's Hire Date or Rehire Date, whichever applies. F. Other: (Specify when the automatic increase will occur. Must meet the uniformity requirements.) iii) % (Up to 10%.) of Compensation shall be the maximum automatic Elective Deferral Contribution. Restatement Effective July 1, 2022 32 Plan ID No. 1080199 (73571) Classification: Customer Confidential c) APPLICATION OF QACA PROVISIONS. The automatic Elective Deferral Contribution shall apply to Participants at the time they enter or reenter the Plan, unless otherwise specified in (i) below. The automatic Elective Deferral Contribution for a Participant who reenters the Plan shall be determined based on the provisions of Plan Section 3.11(b). i) DELAY PERIOD FOR QACA PROVISIONS. The automatic Elective Deferral Contribution shall apply to Participants as soon as administratively feasible (Up to 30.) days after the time they enter or reenter the Plan. Notwithstanding the foregoing, the automatic Elective Deferral Contribution shall be effective no later than the earlier of (1) the pay date for the second payroll period that begins after the notice is provided or (2) the first pay date that occurs at least 30 days after the notice is provided. NOTE: The period for distributing Excess Contributions and Excess Aggregate Contributions cannot be extended if (c)(i) above is selected. If a QACA is added after the Plan’s original Effective Date, the automatic Elective Deferral Contribution shall also apply to all Active Participants as of the date the QACA is added who (Select (ii), (iii), or (iv), (v), and (vi), as applicable.) ii) are deferring less than 6% (or the percentage in (a)(i) above, if applicable) or who are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). iii) are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). iv) have not completed an Elective Deferral Agreement. v) ELECTIVE DEFERRAL AGREEMENTS EXPIRE WITH AMENDMENT. As of the effective date of the amendment, all Elective Deferral Agreements shall expire for Participants who, as of such date, (Select A or B.) A. have elected to defer less than 6% (or the percentage in (a)(i) above, if applicable) or who have elected to defer 0%. B. have elected to defer 0%. The automatic Elective Deferral Contribution shall apply to Participants with an expired election, unless they file a new Elective Deferral Agreement during the applicable notice period. vi) ELECTIVE DEFERRAL AGREEMENTS EXPIRE ANNUALLY. All Elective Deferral Agreements shall expire on each (Month and day.) for Participants who, as of such date, (Select A or B.) Restatement Effective July 1, 2022 33 Plan ID No. 1080199 (73571) Classification: Customer Confidential A. have elected to defer less than 6% (or the percentage in (a)(i) above, if applicable) or who have elected to defer 0%. B. have elected to defer 0%. d) APPLICATION OF QACA PROVISIONS WHEN AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTION CHANGED. Amendments to the automatic Elective Deferral Contribution shall apply as described in (i) and (ii) below. i) INCREASES. If this is an amendment that increases the amount of the automatic Elective Deferral Contribution in (a) or (b) above, the new amount shall apply to Participants at the time they enter or reenter the Plan on or after the effective date of such amendment and to Participants who were automatically enrolled under the QACA provisions as of the effective date of this amendment. ii) DECREASES. If this is an amendment that decreases the amount of the automatic Elective Deferral Contribution in (a) or (b) above, the new amount shall apply to Participants at the time they enter or reenter the Plan on or after the effective date of such amendment and to any Participants who were automatically enrolled under the QACA provisions prior to the effective date of this amendment. e) Permissible Withdrawals are not permitted, unless otherwise specified in (i) below. i) Permissible Withdrawals are permitted. f) The Plan will satisfy the ADP Test Safe Harbor only, unless otherwise specified in (i) below. i) The Plan will satisfy the ADP Test Safe Harbor and the ACP Test Safe Harbor. (Only available if the Plan permits Matching Contributions in (g)(i) below or Item P and the ACP Test Safe Harbor limits on Matching Contributions are met.) g) CONTRIBUTIONS FOR ALL PLAN YEARS. (Any changes to the selections or contribution formulas under this (g) must be effective at the beginning of the Plan Year, except as provided in (i)I or (ii)E below.) The Employer will make the QACA safe harbor Contributions for all Plan Years. (Select (i) or (ii).) NOTE: The safe harbor contribution selected in (i) or (ii) below can only be removed during a Plan Year if the Employer is operating at an economic loss as described in Code Section 412(c) for such Plan Year, or the annual notice included a statement that the Plan may be amended during the Plan Year to revoke the safe harbor contribution. i) QACA MATCHING CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using QACA Matching Contributions. The amount of QACA Matching Contributions shall be equal to (Select A or B.) Restatement Effective July 1, 2022 34 Plan ID No. 1080199 (73571) Classification: Customer Confidential A. BASIC MATCHING FORMULA. 100% of Elective Deferral Contributions that are not over 1% of Compensation, plus 50% of Elective Deferral Contributions which are over 1% but are not over 6% of Compensation. B. ENHANCED MATCHING FORMULA. 100% of Elective Deferral Contributions that are not over 3.5% of Compensation, unless otherwise specified in (1) or (2) below. 1) STATED MATCH. (Complete (a) and (b). For example: 100% of Elective Deferral Contributions that are not over 5% of Compensation.) a) % of Elective Deferral Contributions that are not over b) % of Compensation. NOTE: Must complete (a) using at least 100%. The product of the percentages in (a) and (b) must equal at least 3.5%. For example, 100% x 5% = 5% or 150% x 3% = 4.5%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage not more than 6%. 2) STATED TIERED MATCH. (Complete (a) through (d). For example: 100% of Elective Deferral Contributions that are not over 4% of Compensation, plus 50% of Elective Deferral Contributions that are over 4% but are not over 6% of Compensation.) a) % of Elective Deferral Contributions that are not over b) % of Compensation, plus (First limit on Elective Deferral Contributions.) c) % (Must be less than (a).) of Elective Deferral Contributions that are over the percentage of Compensation specified in (b) but are not over d) % (Must be more than (b).) of Compensation. (Second limit on Elective Deferral Contributions.) NOTE: Must complete (a) using at least 100%. The product of the percentages in (a) and (b) must equal at least 1%. In addition, if the product of the percentages in (a) and (b) does not equal at least 3.5%, (c) must be completed using at least 50% and, using the percentages in (a), (b), (c), and (d), the sum of [((d) - (b)) x (c)] and [(a) x (b)] must equal at least 3.5%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%. C. CALCULATION PERIOD. QACA Matching Contributions are calculated based on Elective Deferral Contributions and Compensation for the period specified below, unless otherwise modified in (6) below. (Refers to calculation of the amount of QACA Matching Contributions, not when

Restatement Effective July 1, 2022 35 Plan ID No. 1080199 (73571) Classification: Customer Confidential contributed. If the Employer contributes QACA Matching Contributions to the Plan more often than the calculation period selected below, a true-up contribution will need to be made for any Participant at the end of the Plan Year if the actual QACA Matching Contributions allocated prior to the true-up do not equal what QACA Matching Contributions would be when calculated using the Participant’s Compensation and Elective Deferral Contributions for each calculation period. Select (1), (2), (3), (4), or (5). Select (6), if applicable.) 1) PAYROLL PERIOD. QACA Matching Contributions shall be made for all persons who were Active Participants at any time during that payroll period. 2) PAYROLL PERIODS ENDING WITH OR WITHIN EACH MONTH. QACA Matching Contributions shall be made for all persons who were Active Participants at any time during the month. 3) MONTH. QACA Matching Contributions shall be made for all persons who were Active Participants at any time during the month. 4) PAYROLL PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER. QACA Matching Contributions shall be made for all persons who were Active Participants at any time during the Plan-year Quarter. NOTE: If (1), (2), (3), or (4) is selected, QACA Matching Contributions must be contributed to the Plan by the last day of the following Plan-year Quarter. 5) PLAN YEAR. QACA Matching Contributions shall be made for all persons who were Active Participants at any time during the Plan Year. The calculation periods in (2), (3), (4), or (5) above are modified as follows: 6) BASED ON DEFERRALS AND COMPENSATION WHILE ACTIVE. (Only available if (2), (3), (4), or (5) above is selected.) QACA Matching Contributions shall be calculated excluding Elective Deferral Contributions and Compensation for any portion of the month, Plan-year Quarter, or Plan Year, whichever applies, in which an Employee is not an Active Participant. D. ADDITIONAL MATCH. (Only available if (f)(i) above is selected.) The Employer may make additional Matching Contributions. If the Employer makes additional Matching Contributions to the Plan, the Employer shall provide the Plan Administrator (or Trustee, as applicable), written instructions describing (i) how the additional Matching Contribution formula will be allocated to Participants (e.g., a uniform percentage of Elective Deferrals or a flat dollar amount), (ii) the calculation period(s) to which the discretionary Matching Contribution formula applies, and (iii) if applicable, a description of each business location, business classification, or employee Restatement Effective July 1, 2022 36 Plan ID No. 1080199 (73571) Classification: Customer Confidential group subject to separate additional Matching Contribution allocation formulas. Such instructions must be provided no later than the date on which the additional Matching Contribution is made to the Plan. A summary of these instructions must be communicated to Participants who receive additional Matching Contributions. The summary must be communicated to Participants no later than 60 days following the date on which the last additional Matching Contribution is made to the Plan for a Plan Year. Additional Matching Contributions, if made, shall be made for each person who was an Active Participant at any time during the applicable calculation period(s). The calculation period selected in C above shall not apply to this additional match. The calculation period(s) specified in the instructions above shall apply. If the applicable calculation period is not Plan Year, additional Matching Contributions must be contributed to the Plan by the last day of the following Plan-year Quarter. The rate of additional match will not increase as the amount of Elective Deferral Contributions increases, no Highly Compensated Employee will be entitled to a greater rate of match than any Nonhighly Compensated Employee, Elective Deferral Contributions that are over 6% of Compensation will not be matched, and the additional Matching Contribution for a Participant will not exceed 4% of his Compensation for the Plan Year. Additional Matching Contributions will be subject to the vesting schedule selected for QACA Contributions in Item V(2), unless otherwise specified in (1) below. 1) Additional Matching Contributions will be subject to the vesting schedule selected for Matching Contributions. E. HEART ACT MATCH. The Employer shall also make Matching Contributions for a Participant who dies or becomes Totally Disabled while performing Qualified Military Service. The amount of such Matching Contribution shall be based on the Participant’s average actual Elective Deferral Contributions for the lesser of (i) the 12-month period of service with the Employer immediately prior to Qualified Military Service, or (ii) if service with the Employer is less than such 12-month period, the actual length of continuous service with the Employer, in accordance with Code Section 414(u)(9) and any subsequent guidance. F. QACA Matching Contributions and additional Matching Contributions, if applicable, shall be made only for Nonhighly Compensated Employees. G. QACA Matching Contributions and additional Matching Contributions, if applicable, shall not be made for (Select (1), (2), or both.) 1) Bargaining Employees. Restatement Effective July 1, 2022 37 Plan ID No. 1080199 (73571) Classification: Customer Confidential 2) Other . (Specify the Employee group. Must be a group that is mandatorily disaggregated or that can be permissively disaggregated.) H. QACA Matching Contributions and additional Matching Contributions, if applicable, shall be made to a different plan as specified below. QACA Matching Contributions and additional Matching Contributions, if applicable, shall be made to the: . (Fill in plan name.) I. The QACA safe harbor election and corresponding QACA Matching Contributions shall be revoked as of . (Month, day and year.) Such date cannot be earlier than the later of (i) 30 days after the date Eligible Employees are given the supplemental notice described in Plan Section 3.11(d) and (ii) the date the amendment revoking such provisions is adopted. QACA Matching Contributions shall be made for the period prior to the revocation. ii) QACA NONELECTIVE CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using QACA Nonelective Contributions. The amount of QACA Nonelective Contributions shall be equal to % (Must be at least 3%.) of Compensation for the Plan Year for persons who were Active Participants at any time during the Plan Year, unless otherwise specified in A, B, and C below. (The Compensation used for these Contributions is not necessarily the same as Annual Compensation defined in Item M. Select any that apply.) A. Compensation shall be determined excluding Compensation for the portion of the Plan Year in which an Employee is not an Active Participant. NOTE: Excluding Compensation while not an Active Participant may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan. B. QACA Nonelective Contributions shall be made only for Nonhighly Compensated Employees. C. QACA Nonelective Contributions shall not be made for (Select (1), (2), or both) 1) Bargaining Employees. 2) Other . (Specify the Employee group. Must be a group that is mandatorily disaggregated or that can be permissively disaggregated.) Restatement Effective July 1, 2022 38 Plan ID No. 1080199 (73571) Classification: Customer Confidential x D. QACA Nonelective Contributions shall be made to a different plan as specified below. QACA Nonelective Contributions shall be made to the: . (Fill in plan name.) E. The QACA safe harbor election and the corresponding QACA Nonelective Contributions shall be revoked as of . (Month, day and year.) Such date cannot be earlier than the later of (i) 30 days after the date Eligible Employees are given the supplemental notice described in Plan Section 3.11(d) and (ii) the date the amendment revoking such provisions is adopted. QACA Nonelective Contributions shall be made with respect to Compensation paid through the effective date of the revocation. h) CONTRIBUTIONS FOR PLAN YEARS IN WHICH THE PLAN IS AMENDED. The Employer may amend the Plan to provide a QACA Nonelective Contribution to satisfy the ADP Test Safe Harbor for a Plan Year. i) PLAN IS AMENDED. (Only available if (h) above is selected.) The Plan is amended to provide a QACA Nonelective Contribution for the Plan Year beginning . (Month, day and year.) i) The amount of our QACA Nonelective Contributions for such Plan Year shall be equal to % (Must be at least 3%.) of Compensation for the Plan Year for persons who were Active Participants at any time during the Plan Year, unless otherwise specified in A and B below. (The Compensation used for these Contributions is not necessarily the same as Annual Compensation defined in Item M. Select any that apply.) A. Compensation shall be determined excluding Compensation for the portion of the Plan Year in which an Employee is not an Active Participant. NOTE: Excluding Compensation while not an Active Participant may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan. B. QACA Nonelective Contributions shall be made only for Nonhighly Compensated Employees. P. MATCHING CONTRIBUTIONS. (Select any that apply.) NOTE: Consider using the current year testing method if the Plan is being amended to add Matching Contributions back into the Plan after the Plan Year in which it was removed.

Restatement Effective July 1, 2022 39 Plan ID No. 1080199 (73571) Classification: Customer Confidential NOTE: Additional selections to this Item may be made in Item F of the Additional Selections and Minor Modifications Addendum if (16) is selected below. 1) STATED MATCH (ALL ELIGIBLE EMPLOYEES). The Employer shall make Matching Contributions. The percentage of Elective Deferral Contributions matched is %. NOTE: If satisfying ACP Test Safe Harbor, (7) below must be selected and Matching Contributions must be limited as described in (7) below. 2) STATED TWO-TIERED MATCH. The Employer shall make Matching Contributions in an amount equal to (Complete (a) through (d). For example: 100% of Elective Deferral Contributions that are not over 3% of Compensation, plus 50% of Elective Deferral Contributions that are over 3% but are not over 5% of Compensation.) a) % of Elective Deferral Contributions that are not over b) % of Compensation, plus (First limit on Elective Deferral Contributions.) c) % (Must be less than (a).) of Elective Deferral Contributions that are over the percentage of Compensation specified in (b) but are not over d) % (Must be more than (b).) of Compensation. (Second limit on Elective Deferral Contributions.) NOTE: If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%. 3) STATED THREE-TIERED MATCH. The Employer shall make Matching Contributions in an amount equal to (Complete (a) through (f). For example: 100% of Elective Deferral Contributions that are not over 3% of Compensation, plus 50% of Elective Deferral Contributions that are over 3% but are not over 5% of Compensation, plus 25% of Elective Deferral Contributions that are over 5% but are not over 7% of Compensation.) a) % of Elective Deferral Contributions that are not over b) % of Compensation, plus (First limit on Elective Deferral Contributions.) c) % (Must be less than (a).) of Elective Deferral Contributions that are over the percentage of Compensation specified in (b) but are not over d) % (Must be more than (b).) of Compensation, plus (Second limit on Elective Deferral Contributions.) e) % (Must be less than (c).) of Elective Deferral Contributions that are over the percentage of Compensation specified in (d) but are not over Restatement Effective July 1, 2022 40 Plan ID No. 1080199 (73571) Classification: Customer Confidential f) % (Must be more than (d).) of Compensation. (Third limit on Elective Deferral Contributions.) NOTE: If satisfying ACP Test Safe Harbor, must complete (b) and (d) with a percentage less than 6% and (f) with a percentage not more than 6%. 4) STATED MATCH (EMPLOYEE GROUPS). The Employer shall make Matching Contributions. (Complete (a) and (b). Complete (c) and (d), if applicable. Additional formulas may be added as necessary if additional groups are added below.) a) For Group 1, the percentage of Elective Deferral Contributions matched is %. Elective Deferral Contributions that are over % of Compensation won't be matched. b) For Group 2, the percentage of Elective Deferral Contributions matched is %. Elective Deferral Contributions that are over % of Compensation won't be matched. c) For Group 3, the percentage of Elective Deferral Contributions matched is %. Elective Deferral Contributions that are over % of Compensation won't be matched. d) For Group 4, the percentage of Elective Deferral Contributions matched is %. Elective Deferral Contributions that are over % of Compensation won't be matched. NOTE: If satisfying ACP Test Safe Harbor, Elective Deferral Contributions over 6% of Compensation won't be matched and no Highly Compensated Employee shall receive a higher rate of Matching Contribution than a Nonhighly Compensated Employee is eligible to receive. The Employee groups for Matching Contributions shall be: (Complete (e) and (f). Complete (g) and (h), if applicable. Additional groups may be added as necessary. Complete with titles or classifications.) e) Group 1 f) Group 2 g) Group 3 h) Group 4 NOTE: The criteria for determining the make-up of each Employee group cannot be subject to Employer discretion, which would cause the Plan to fail to have a definite allocation formula. The Employee groups cannot be structured to limit participation to only the shortest service and lowest paid Nonhighly Compensated Employees while excluding all other Nonhighly Compensated Employees. Restatement Effective July 1, 2022 41 Plan ID No. 1080199 (73571) Classification: Customer Confidential x 5) YEARS OF SERVICE MATCH. (Cannot select if ACP Test Safe Harbor.) The Employer shall make Matching Contributions in an amount equal to the following percentage of Elective Deferral Contributions as stated below: (Additional rows may be added as necessary.) YEARS OF SERVICE (whole years) Less than MATCHING PERCENTAGE % % or more % NOTE: Complete with the matching percentage that corresponds to the Years of Service (e.g., less than 3 Years of Service is 25%, 4 Years of Service is 50%, and 5 or more Years of Service is 75%). The availability of each rate of match must be tested for nondiscriminatory availability under sections 1.401(a)(4)-4 and 1.410(b)-4 of the regulations. 6) DISCRETIONARY MATCH. The Employer may make discretionary Matching Contributions. If the Employer makes discretionary Matching Contributions to the Plan, the Employer shall provide the Plan Administrator (or Trustee, as applicable), written instructions describing (i) how the discretionary Matching Contribution formula will be allocated to Participants (e.g., a uniform percentage of Elective Deferral or a flat dollar amount), (ii) the calculation period(s) to which the discretionary Matching Contribution formula applies, and (iii) if applicable, a description of each business location, business classification, or employee group subject to separate discretionary Matching Contribution allocation formulas. Such instructions must be provided no later than the date on which the discretionary Matching Contribution is made to the Plan. A summary of these instructions must be communicated to Participants who receive discretionary Matching Contributions. The summary must be communicated to Participants no later than 60 days following the date on which the last discretionary Matching Contribution is made to the Plan for a Plan Year. If limitations on Elective Deferral Contributions matched are selected in (7) below, those limits may apply to this discretionary match or the Employer may determine different limitations for each discretionary match. The limitations that apply shall be specified in the instructions above. If the discretionary match is the only Matching Contribution selected and a calculation period is selected in (10) below, that calculation period and the associated contribution requirements shall apply to this discretionary match, if made. If a calculation period is not selected in (10) below or multiple Matching Contributions are selected, the calculation period(s) specified in the instructions above shall apply and discretionary Matching Contributions, if made, shall be made for each person who was an Active Participant at any time during the applicable calculation period(s), unless additional contribution requirements are specified in (a), (b), or (c) below. (Select (a), (b), and/or (c).) Restatement Effective July 1, 2022 42 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x x a) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must be an Active Participant on the last day of the applicable calculation period(s). b) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must have at least a specified number of Hours of Service during the applicable calculation period(s). (Cannot exceed 1,000 in a Plan Year.) The Hours of Service requirement(s) will be included in the instructions provided above. c) (Cannot use if satisfying ACP Test Safe Harbor.) For any formula determined using a Plan Year calculation period, additional Matching Contributions shall be made for persons meeting the requirements in Item R. The selections in (a) or (b) above, if any, shall not apply to any formula(s) determined using a Plan Year calculation period. NOTE: If satisfying ACP Test Safe Harbor, the rate of discretionary match will not increase as the amount of Elective Deferral Contributions increases, no Highly Compensated Employee will be entitled to a greater rate of match than any Nonhighly Compensated Employee, Elective Deferral Contributions over 6% of Compensation won’t be matched and the maximum discretionary Matching Contribution for a Participant will not be more than 4% of Compensation. If the applicable calculation period is not Plan Year, discretionary Matching Contributions must be contributed to the Plan by the last day of the following Plan-year Quarter. 7) LIMIT ON ELECTIVE DEFERRALS MATCHED. (Cannot use with (2), (3), or (4) above. Limit could help pass the ADP and ACP Tests for non-401(k) Safe Harbor Plans or non-QACA Safe Harbor Plans.) Elective Deferral Contributions that are over the percentage of Compensation below won’t be matched. (Select (a) or (b).) NOTE: If satisfying ACP Test Safe Harbor, Elective Deferral Contributions over 6% of Compensation won't be matched and the maximum discretionary Matching Contribution for a Participant will not be more than 4% of Compensation. To meet this requirement, if (1) above is used, (a) or (b)(ii) must be selected and completed with a percentage not more than 6%. a) % of Compensation. b) A percentage determined by the Employer. (Select any that apply. If both (i) and (ii) are selected, the percentage in (ii) must be more than the percentage in (i).) i) The percentage shall be at least %. ii) The percentage shall not be more than %. 8) CATCH-UP CONTRIBUTIONS MATCHED. If Catch-up Contributions are permitted in Item N(4), all Elective Deferral Contributions shall be matched, unless otherwise specified in (a) below.

Restatement Effective July 1, 2022 43 Plan ID No. 1080199 (73571) Classification: Customer Confidential x a) CATCH-UP CONTRIBUTIONS NOT MATCHED. (Cannot use if satisfying ACP Test Safe Harbor.) Elective Deferral Contributions that are Catch-up Contributions shall not be matched. 9) VOLUNTARY CONTRIBUTIONS NOT MATCHED. If Voluntary Contributions are permitted in Item T(1)(a), Voluntary Contributions shall not be matched, unless otherwise specified in (a) below. a) VOLUNTARY CONTRIBUTIONS MATCHED. Voluntary Contributions shall be matched. For purposes of this Item, Voluntary Contributions will be included in the calculation of Matching Contributions in the same manner as Elective Deferral Contributions. 10) CALCULATION PERIOD. (Must be completed if the selections above include any selection of (1)-(5). May also be completed if the only selection above is (6) and the discretionary Matching Contribution(s) uses a single calculation period.) Matching Contributions are calculated based on Elective Deferral Contributions, Voluntary Contributions (if (9)(a) above is selected), and Compensation for the period specified below, unless otherwise modified in (f) below. If multiple Matching Contributions are selected above, the period below shall not apply to (6) above. (Refers to calculation of the amount of Matching Contribution, not when contributed. If the Employer contributes Matching Contributions to the Plan more often than the calculation period selected below, a true-up contribution will need to be made for any Participant at the end of the Plan Year if the actual Matching Contributions allocated prior to the true-up do not equal what Matching Contributions would be when calculated using the Participant's Compensation and Elective Deferral Contributions for each calculation period. Select (a), (b), (c), (d), or (e). Select (f), if applicable.) a) PAYROLL PERIOD. Matching Contributions shall be made for each person who was an Active Participant at any time during that payroll period, unless additional contribution requirements are specified in (i) or (ii) below. (Select (i), (ii), or both) i) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must be an Active Participant on the last day of that payroll period. ii) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must have at least 19 Hours of Service during that payroll period, unless otherwise specified in A below. A. Have at least (Up to 83. Cannot exceed 1,000 in a Plan Year.) Hours of Service. b) PAYROLL PERIODS ENDING WITH OR WITHIN EACH MONTH. Matching Contributions shall be made for each person who was an Active Participant at any time during that month, unless additional contribution requirements are specified in (i) or (ii) below. (Select (i), (ii) or both.) i) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must be an Active Participant on the last day of that month. Restatement Effective July 1, 2022 44 Plan ID No. 1080199 (73571) Classification: Customer Confidential ii) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must have at least 83 Hours of Service during that month, unless otherwise specified in A below. A. Have at least (Up to 82.) Hours of Service. c) MONTH. Matching Contributions shall be made for each person who was an Active Participant at any time during that month, unless additional contribution requirements are specified in (i) or (ii) below. (Select (i), (ii) or both.) i) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must be an Active Participant on the last day of that month. ii) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must have at least 83 Hours of Service during that month, unless otherwise specified in A below. A. Have at least (Up to 82.) Hours of Service. d) PAYROLL PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER. Matching Contributions shall be made for each person who was an Active Participant at any time during the Plan-year Quarter, unless additional contribution requirements are specified in (i) or (ii) below. (Select (i), (ii) or both.) i) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must be an Active Participant on the last day of that Plan-year Quarter. ii) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must have at least 250 Hours of Service during that Plan-year Quarter, unless otherwise specified in A below. A. Have at least (Up to 249.) Hours of Service. e) PLAN YEAR. Matching Contributions shall be made for each person who was an Active Participant at any time during the Plan Year, unless additional contribution requirements are specified in (i), (ii) or (iii) below. (Select (i), (ii), or both, or (iii).) i) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must be an Active Participant on the last day of the Plan Year. ii) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must have at least 1,000 Hours of Service during the Plan Year, unless otherwise specified in A below. A. Have at least (Up to 999.) Hours of Service. Restatement Effective July 1, 2022 45 Plan ID No. 1080199 (73571) Classification: Customer Confidential iii) (Cannot use if satisfying ACP Test Safe Harbor.) Each person must meet the requirements in Item R. NOTE: If satisfying ACP Test Safe Harbor and (a), (b), (c), or (d) is selected, Matching Contributions must be contributed to the Plan by the last day of the following Plan-year Quarter. The calculation periods in (b), (c), (d), or (e) above are modified as follows: f) BASED ON DEFERRALS AND COMPENSATION WHILE ACTIVE. (Only available if (b), (c), (d), or (e) above is selected.) Matching Contributions shall be calculated excluding Elective Deferral Contributions, Voluntary Contributions, and Compensation for any portion of the month, Plan-year Quarter, or Plan Year, whichever applies, in which an Employee is not an Active Participant for purposes of Matching Contributions. 11) HEART ACT MATCH. The Employer shall also make Matching Contributions for a Participant who dies or becomes Totally Disabled while performing Qualified Military Service. The amount of such Matching Contribution shall be based on the Participant’s average actual Elective Deferral Contributions for the lesser of (i) the 12-month period of service with the Employer immediately prior to Qualified Military Service, or (ii) if service with the Employer is less than such 12-month period, the actual length of continuous service with the Employer, in accordance with Code Section 414(u)(9) and any subsequent guidance. 12) LIMITED TO NONHIGHLY COMPENSATED EMPLOYEES. Matching Contributions shall be made only for Nonhighly Compensated Employees. 13) LIMITED TO SPECIFIC ELECTIVE DEFERRAL CONTRIBUTIONS. (Cannot use if satisfying ACP Test Safe Harbor.) Matching Contributions shall not be made for Elective Deferral Contributions resulting from the following type(s) of Compensation: (Select any that apply.) a) bonuses b) commissions c) other . (Specify type of Compensation.) 14) QUALIFIED MATCH. (Must be selected if Matching Contributions are to be tested in the ADP Test for a non-401(k) Safe Harbor Plan or non-QACA Safe Harbor Plan.) Matching Contributions are Qualified Matching Contributions. 15) DOLLAR LIMIT. (Cannot use if satisfying ACP Test Safe Harbor.) The maximum Matching Contribution is (Select (a) or (b).) a) $ for a person for the Plan Year. Restatement Effective July 1, 2022 46 Plan ID No. 1080199 (73571) Classification: Customer Confidential x b) $ _______ for a person for each payroll period. (Only available if 10(a) above is selected.) NOTE: This dollar limit applies to all Matching Contributions in this Item P. 16) Additional selections for this Item have been made in Item F of the attached Additional Selections and Minor Modifications Addendum. Q. OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES. NOTE: Unless Item Q(3)(h) or (i) are selected, all of the contribution and allocation formulas in this Item Q except (3)(c) and 3(d) are design-based safe harbors under Code Section 401(a)(4), unless selections are made in Item M or R that are specifically identified as requiring nondiscrimination testing. Additionally, if more than one Employer Contribution is selected in this Item Q, the requirements to receive each Contribution selected should be the same. Providing different requirements will require testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met. For example, a Qualified Nonelective Contribution made to each person who is an Active Participant on the last day of the payroll period and a Discretionary Contribution allocated to each person who was an Active Participant at any time during the Plan Year will require nondiscrimination testing. If the ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions or QACA Nonelective Contributions, Item O(1)(b)(ii) or (c) or Item O(2)(g)(ii) or (h), the Additional Contributions and Discretionary Contributions selected under this item should be made for or allocated to each person who is an Active Participant at any time during the Plan Year to avoid nondiscrimination testing. 1) QUALIFIED NONELECTIVE CONTRIBUTIONS. (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions or QACA Nonelective Contributions for all Plan Years, Item O(1)(b)(ii) or O(2)(g)(ii).) The Qualified Nonelective Contributions shall be equal to the amount determined or specified in (a), (b), (c), (d) or (f) below. (Select at least one of (a), (b), (c), (d), or (f). Only one of (a), (b), (c), or (d) may be selected. Select (e), if applicable.) NOTE: If the prior year testing method is used, Qualified Nonelective Contributions may not be included in the ADP Test. a) SET AMOUNT, COMPENSATION FORMULA. (Only available if the Contributions for Plan Years in which the Plan is amended choices in Items O(1)(c) and O(2)(h) are not selected.) The Employer shall make Qualified Nonelective Contributions in an amount equal to (Select one.) i) % of Compensation for the payroll period for each person who is an Active Participant on the last day of that period. ii) % of Compensation for the month for each person who is an Active Participant on the last day of that month, unless otherwise specified in A below.

Restatement Effective July 1, 2022 47 Plan ID No. 1080199 (73571) Classification: Customer Confidential A. Compensation shall be determined excluding Compensation for any portion of the month in which an Employee is not an Active Participant for purposes of Qualified Nonelective Contributions. iii) % of Annual Compensation for the Plan Year for persons who meet the requirements in Item R. iv) % of Annual Compensation for the Plan Year for persons who were Active Participants at any time during the Plan Year. b) SET AMOUNT, SAME DOLLAR AMOUNT. (Only available if the Contributions for Plan Years in which the Plan is amended choices in Items O(1)(c) and O(2)(h) are not selected.) The Employer shall make Qualified Nonelective Contributions in an amount equal to (Select one.) i) $ for the payroll period for each person who is an Active Participant on the last day of that period. ii) $ for the month for each person who is an Active Participant on the last day of that month. iii) $ for the Plan Year for persons who meet the requirements in Item R. iv) $ for the Plan Year for persons who were Active Participants at any time during the Plan Year. c) DISCRETIONARY, COMPENSATION FORMULA. (Only available if the Contributions for Plan Years in which the Plan is amended choices in Items O(1)(c) and O(2)(h) are not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by the Employer. The amount allocated to each eligible person shall be equal to the Qualified Nonelective Contributions multiplied by the ratio of such person’s Annual Compensation for the Plan Year to the total Annual Compensation of all such persons. The Qualified Nonelective Contributions shall be allocated to each person meeting the requirements in Item R, unless otherwise specified in (i) or (ii) below. i) The Qualified Nonelective Contributions shall be allocated to each person who was an Active Participant at any time during the Plan Year. ii) The Qualified Nonelective Contributions shall be allocated to each person who is an Active Participant on the last day of the Plan Year. d) DISCRETIONARY, SAME DOLLAR AMOUNT. (Only available if the Contributions for Plan Years in which the Plan is amended choices in Items O(1)(c) and O(2)(h) are not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by the Employer. The amount allocated to each eligible person shall be a same dollar amount for the Plan Year. The Qualified Restatement Effective July 1, 2022 48 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x x Nonelective Contributions shall be allocated to each person meeting the requirements in Item R, unless otherwise specified in (i) or (ii) below. i) The Qualified Nonelective Contributions shall be allocated to each person who was an Active Participant at any time during the Plan Year. ii) The Qualified Nonelective Contributions shall be allocated to each person who is an Active Participant on the last day of the Plan Year. e) (Only available if (a), (b), (c), or (d) is selected above.) Qualified Nonelective Contributions in (a), (b), (c), or (d) above shall be made only for, or allocated only to, Nonhighly Compensated Employees. f) DISCRETIONARY, BOTTOM UP. (Only available if the prior year testing method is not selected in Item L(2)(a) and safe harbor Matching Contributions in Items O(1)(b)(i) and O(2)(g)(i) are not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by the Employer, but not to exceed 5% of the sum of all eligible person’s Compensation. For purposes of this limit, Compensation shall be the Compensation used for purposes of the ADP and ACP Tests for such Plan Year. If the Contributions for Plan Years in which the Plan is amended choice in Item O(1)(c) or O(2)(h) is selected, these Qualified Nonelective Contributions may only be made for Plan Years in which the Plan is not so amended. If (a), (b), (c), or (d) above is selected, these Qualified Nonelective Contributions are in addition to those specified in (a), (b), (c), or (d). If the Plan is treated as separate plans because it is mandatorily disaggregated under the regulations of Code Section 401(k), a separate Qualified Nonelective Contribution may be determined for each separate plan. These Qualified Nonelective Contributions may be used to reduce the Excess Aggregate Contributions or Excess Contributions, as defined in Plan Section 3.08. Such Contributions shall be allocated first to the eligible person under the Plan (or separate plan) with the lowest Compensation used for purposes of the ADP and ACP Tests for such Plan Year, then to the eligible person under the Plan (or separate plan) with the next lowest Compensation, and so forth, in each case subject to applicable limits of Plan Section 3.07. Such allocation shall not exceed 5% of such person’s Compensation used for purposes of the ADP and ACP Tests for such Plan Year. (See Plan Section 3.08.) These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who meet the requirements in Item R, unless otherwise specified in (i) or (ii) below. i) These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who were Active Participants at any time during the Plan Year. ii) These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who are Active Participants on the last day of the Plan Year. 2) ADDITIONAL CONTRIBUTIONS. The Employer shall make Additional Contributions equal to the following: (Select (a) or (b).) Restatement Effective July 1, 2022 49 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x a) PERCENT OF COMPENSATION FORMULA. An amount equal to (Select one.) i) % of Compensation for the payroll period for each person who is an Active Participant on the last day of that period. ii) % of Compensation for the payroll period for each person who was an Active Participant at any time during that period. iii) % of Compensation for the month for each person who is an Active Participant on the last day of that month. iv) % of Compensation for the month for each person who was an Active Participant at any time during that month. v) % of Annual Compensation for the Plan Year for persons who meet the requirements in Item R. vi) 1 % of Annual Compensation for the Plan Year for persons who were Active Participants at any time during the Plan Year. b) DOLLAR AMOUNT / SERVICE FORMULA. An amount equal to (Select one.) i) $ for the payroll period for each person who is an Active Participant on the last day of that period. ii) $ for the payroll period for each person who was an Active Participant at any time during that period. iii) $ for the month for each person who is an Active Participant on the last day of that month. iv) $ for the month for each person who was an Active Participant at any time during that month. v) $ for the Plan Year for persons who meet the requirements in Item R. vi) $ for the Plan Year for persons who were Active Participants at any time during the Plan Year. vii) $ for each Hour of Service he has performed during the payroll period for each person who was an Active Participant during that period. (No contribution for paid nonworking hours, such as vacation.) viii) $ for each Hour of Service he has performed during the payroll period for each person who is an Active Participant on the last day of that period. (No contribution for paid nonworking hours, such as vacation.) Restatement Effective July 1, 2022 50 Plan ID No. 1080199 (73571) Classification: Customer Confidential ix) $ for each Hour of Service credited during the payroll period for each person who was an Active Participant during that period. (Contribution is made for paid nonworking hours, such as vacation.) x) $ for each Hour of Service credited during the payroll period for each person who is an Active Participant on the last day of that period. (Contribution is made for paid nonworking hours, such as vacation.) 3) DISCRETIONARY CONTRIBUTIONS. Discretionary Contributions may be made for each Plan Year in an amount determined by the Employer. Discretionary Contributions and Forfeitures, if applicable, shall be allocated for the Plan Year. The amount allocated shall be equal to the amount determined in (a), (b), (c), (d), or (e) below. (Select (a), (b), (c), (d), or (e). Select (f), (g), or (h), if applicable.) NOTE: Additional selections to this Item may be made in Item G of the Additional Selections and Minor Modifications Addendum if (i) is selected below. a) COMPENSATION FORMULA. PROVIDE TOP-HEAVY MINIMUM CONTRIBUTION. Discretionary Contributions shall be allocated to provide the top-heavy minimum contribution under Plan Section 11.04, unless otherwise specified in (f) below. In years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of the Employer, the allocation shall be made to each person meeting the requirements in Item R and each person entitled to a minimum contribution under Plan Section 11.04. In all other years, the allocation shall be made for each person meeting the requirements in Item R. The amount allocated shall be equal to the Discretionary Contributions multiplied by the ratio of such person’s Annual Compensation to the total Annual Compensation for all such persons. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution. In years in which the Plan is a Top-heavy Plan, the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of the Employer, and the allocation described above (or any subsequent allocation described below) would provide an allocation for any person less than the minimum contribution required for such person under Plan Section 11.04, such minimum contribution shall first be allocated to all such persons. Then any amount remaining shall be allocated to the remaining persons sharing in the allocation based on Annual Compensation as described above, as if they were the only persons sharing in the allocation for the Plan Year. b) INTEGRATED FORMULA. (Only available if Adopting Employers Separate Plans are not selected in Item AB.) PROVIDE TOP-HEAVY MINIMUM CONTRIBUTION. Discretionary Contributions shall be allocated to provide the top-heavy minimum contribution under Plan Section 11.04, unless otherwise specified in (f) below.

Restatement Effective July 1, 2022 51 Plan ID No. 1080199 (73571) Classification: Customer Confidential Subject to the overall permitted disparity limits, Discretionary Contributions shall be allocated using Annual Compensation for the Plan Year as follows: STEP ONE: This step one shall only apply in years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of the Employer. The allocation in this step one shall be made to each person meeting the requirements in Item R and each person who is entitled to a minimum contribution under Plan Section 11.04. Each such person’s allocation shall be an amount equal to the Discretionary Contributions multiplied by the ratio of such person’s Annual Compensation to the total Annual Compensation of all such persons. Such amount shall not exceed 3% of such person’s Annual Compensation. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution. STEP TWO: This step two shall only apply in years in which step one applies. The allocation in this step two shall be made to each person meeting the requirements in Item R. Each such person’s allocation shall be equal to any amount remaining after the allocation in step one multiplied by the ratio of such person’s Annual Compensation over the Integration Level to the total Annual Compensation over the Integration Level of all such persons. Such amount shall not exceed 3% of such person’s Annual Compensation over the Integration Level. For purposes of this step two, in the case of any person who has exceeded the cumulative permitted disparity limit described below, such person’s total Annual Compensation shall be taken into account and the applicable allocation limit for such person shall be 3% of such person’s total Annual Compensation. STEP THREE: The allocation in this step three shall be made to each person meeting the requirements in Item R. Each such person’s allocation shall be equal to any amount remaining after the allocation in step two multiplied by the ratio of the sum of such person’s total Annual Compensation and his Annual Compensation over the Integration Level to the total of such sums for all such persons. Such amount shall not exceed an amount equal to a percentage (equal to the Maximum Integration Rate) of the sum of such person’s total Annual Compensation and his Annual Compensation over the Integration Level. If steps one and two apply, the Maximum Integration Rate minus 3% shall be substituted for the Maximum Integration Rate wherever it appears in this step three. For purposes of this step three, in the case of any person who has exceeded the cumulative permitted disparity limit described below, two times such person’s total Annual Compensation shall be taken into account and the applicable allocation limit for such person shall be a percentage (equal to the Maximum Integration Rate) of two times such person’s total Annual Compensation. STEP FOUR: The allocation in this step four shall be made to each person meeting the requirements in Item R. Each such person’s allocation shall be equal to any amount remaining after the allocation in step three multiplied by the ratio of such person’s Annual Compensation to the total Annual Compensation of all such persons. Restatement Effective July 1, 2022 52 Plan ID No. 1080199 (73571) Classification: Customer Confidential The INTEGRATION LEVEL is the Taxable Wage Base as in effect on the latest Yearly Date, unless otherwise specified in (i) or (ii) below. i) $ . (Must be less than such Taxable Wage Base.) ii) % of such Taxable Wage Base. (Must be more than 19% and less than 100%.) The MAXIMUM INTEGRATION RATE shall be determined according to the following schedule: MAXIMUM INTEGRATION LEVEL INTEGRATION RATE 100% of TWB 5.7% Less than 100% but more than 80% of TWB 5.4% More than 20% of TWB but not more than 80% of TWB 4.3% Not more than 20% of TWB 5.7% "TWB" means the Taxable Wage Base as in effect on the latest Yearly Date. On any date the portion of the rate of tax under Code Section 3111(a) (in effect on the latest Yearly Date) that is attributable to old age insurance exceeds 5.7%, such rate shall be substituted for 5.7%. 5.4% and 4.3% shall be increased proportionately. OVERALL PERMITTED DISPARITY LIMITS: ANNUAL OVERALL PERMITTED DISPARITY LIMIT: Notwithstanding the preceding paragraphs, for any Plan Year any person eligible for an allocation under this formula benefits under another qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by the Employer or any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m), or (o) that provides for permitted disparity (or imputes disparity), Discretionary Contributions shall be allocated using (i) only step one, if applicable, and step four above if providing top-heavy minimum contribution and (ii) only step two in Plan Section 3.06(b) if not providing top-heavy minimum contribution. CUMULATIVE PERMITTED DISPARITY LIMIT: The cumulative permitted disparity limit for a person is 35 total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the person for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer or any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m), or (o). For purposes of determining the person’s cumulative permitted disparity limit, all years ending in the same calendar year are Restatement Effective July 1, 2022 53 Plan ID No. 1080199 (73571) Classification: Customer Confidential treated as the same year. If the person has not benefited under a defined benefit or target benefit plan maintained for any year beginning on or after January 1, 1994, the person has no cumulative permitted disparity limit. c) AGE WEIGHTED (WAVE), PROVIDE TOP-HEAVY MINIMUM CONTRIBUTION. Discretionary Contributions shall be allocated to provide the top-heavy minimum contribution under Plan Section 11.04, unless otherwise specified in (f) below. Discretionary Contributions shall be allocated using Benefit Factors for the Plan Year. In years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of the Employer, the allocation shall be made to each person meeting the requirements in Item R and each person entitled to a minimum contribution under Plan Section 11.04. In all other years the allocation shall be made to each person meeting the requirements in Item R. Each such person’s allocation shall be an amount equal to Discretionary Contributions multiplied by the ratio of such person’s Benefit Factor to the total Benefit Factors for all such persons. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution. In years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of the Employer, and the allocation described above (or any subsequent allocation described below) would provide an allocation for any person less than the minimum contribution required for such person in Plan Section 11.04, such minimum contribution shall first be allocated to all such persons. Then any amount remaining shall be allocated to the remaining persons sharing in the allocation based on Benefit Factors as described above, as if they were the only persons sharing in the allocation for the Plan Year. 8.5% INTEREST. The actuarial factor used to determine a person’s Benefit Factor shall be the actuarial factor for the Plan Year determined in Appendix A (based on an interest rate assumption of 8.5% and the mortality assumptions in the UP-1984 Table), unless a different appendix is specified in (i) or (ii) below. i) 7.5% INTEREST. Appendix B (based on an interest rate assumption of 7.5% and the mortality assumptions in the UP-1984 Table). ii) 8.0% INTEREST. Appendix C (based on an interest rate assumption of 8.0% and the mortality assumptions in the UP-1984 Table). The allocation above meets the requirements in section 1.401(a)(4)-8(b)(1)(i)(B)(2) of the regulations, therefore a minimum gateway contribution is not required. d) PARTICIPANT GROUP ALLOCATION (COMPARABILITY), PROVIDE TOP-HEAVY MINIMUM CONTRIBUTION. Discretionary Contributions shall be allocated to provide the top-heavy minimum contribution under Plan Section 11.04, unless otherwise specified in (f) below. The Employer shall notify the Plan Administrator in writing, by the due date of the Employer's tax return for the year to which the Discretionary Contribution relates, the Restatement Effective July 1, 2022 54 Plan ID No. 1080199 (73571) Classification: Customer Confidential portion of such Contribution to be allocated to each Allocation Group. Discretionary Contributions determined for an Allocation Group shall be allocated using Annual Compensation for the Plan Year to each person in the Allocation Group meeting the requirements in Item R. Each such person’s allocation shall be equal to the Discretionary Contribution determined for the Allocation Group multiplied by the ratio of such person’s Annual Compensation to the total Annual Compensation of all such person’s in the Allocation Group. NOTE: In the case of a Self-employed Individual, the requirements of section 1.401(k)-1(a)(6) of the regulations continue to apply, and the allocation above shall not be such that a cash or deferred election is created for a Self-employed Individual. ALLOCATION GROUPS. The Allocation Groups shall be: (Select (i), (ii), or (iii).) i) Each Highly Compensated Employee shall be in a separate Allocation Group and all Nonhighly Compensated Employees shall be in one Allocation Group. ii) Each Employee shall be in a separate Allocation Group. iii) Specified Allocation Groups: (Complete A and B. Complete C and D, if applicable. Additional groups may be added as necessary. Complete with titles or classifications) A. Group 1 B. Group 2 C. Group 3 D. Group 4 NOTE: The criteria for determining the make-up of each Allocation Group cannot be subject to Employer discretion, which would cause the Plan to fail to have a definite allocation formula. The Allocation Groups cannot be structured to limit participation to only the shortest service and lowest paid Nonhighly Compensated Employees while excluding all other Nonhighly Compensated Employees. e) SAME DOLLAR AMOUNT. PROVIDE TOP-HEAVY MINIMUM CONTRIBUTION. Discretionary Contributions shall be allocated to provide the top-heavy minimum contribution under Plan Section 11.04, unless otherwise specified in (f) below. Discretionary Contributions shall be allocated using a same dollar amount for the Plan Year. In years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of the Employer, the allocation shall be made to each person meeting the requirements in Item R and each person entitled to a minimum contribution under Plan Section 11.04. In all other years, the allocation shall be made for each person meeting the requirements

Restatement Effective July 1, 2022 55 Plan ID No. 1080199 (73571) Classification: Customer Confidential in Item R. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution. In years in which the Plan is a Top-heavy Plan, the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of the Employer, and the allocation described above (or any subsequent allocation described below) would provide an allocation for any person less than the minimum contribution required for such person under Plan Section 11.04, such minimum contribution shall first be allocated to all such persons. Then any amount remaining shall be allocated in the same dollar amount to the remaining persons sharing in the allocation, as if they were the only persons sharing in the allocation for the Plan Year. f) DO NOT PROVIDE TOP-HEAVY MINIMUM CONTRIBUTION. Subject to the provisions of Plan Section 3.06, Discretionary Contributions shall not be allocated to provide the top-heavy minimum contribution under Plan Section 11.04. In years in which the Plan is a Top-heavy Plan, a minimum contribution shall be made in accordance with Plan Section 11.04. g) SEPARATE DISCRETIONARY CONTRIBUTIONS FOR EACH ADOPTING EMPLOYER. (Only available if a formula is selected in (a) – (e) above or (i) below is selected and a formula is specified in Item G of the Additional Selections and Minor Modifications Addendum.) The Employer named in Item B and each Adopting Employer may determine different amounts of Discretionary Contributions to be allocated separately to their respective Employees. The Employer shall notify the Plan Administrator in writing of the amount of Discretionary Contributions, if any, determined by the Employer and each Adopting Employer. h) OFFSET BY WAGE RATE CONTRIBUTIONS. (Only available if (4) below is selected and (d) above is not selected.) Discretionary Contributions for each person shall be reduced by the amount of Wage Rate Contributions allocated to such person for the Plan Year. If the amount of Wage Rate Contributions allocated to a person exceed the amount of Discretionary Contributions that would be allocated to such person, no Discretionary Contributions will be allocated to that person. i) Additional selections for this Item have been made in Item G of the attached Additional Selections and Minor Modifications Addendum. 4) WAGE RATE CONTRIBUTIONS. The Employer shall make Wage Rate Contributions. The amount of the Wage Rate Contribution shall be equal to the fringe benefit amount determined according to the Prevailing Rate Schedule for each Eligible Employee reduced by contributions made to other plans that count towards satisfying the fringe rate stated in the Prevailing Rate Schedule. Wage Rate Contributions shall be made as of each Contribution Date. Wage Rate Contributions will not be Qualified Nonelective Contributions, unless otherwise specified in (a) below. a) Wage Rate Contributions are Qualified Nonelective Contributions. b) Wage Rate Contributions shall be made only for Nonhighly Compensated Employees. Restatement Effective July 1, 2022 56 Plan ID No. 1080199 (73571) Classification: Customer Confidential CONTRIBUTION DATE. Wage Rate Contributions shall be calculated each payroll period as of the last day of the payroll period, unless otherwise specified in (c), (d), (e), or (f) below. c) Wage Rate Contributions shall be calculated each payroll period as of the first day of the payroll period. d) Wage Rate Contributions shall be calculated each bi-weekly payroll period as of (Select (i) or (ii).) i) the first day of the bi-weekly payroll period. ii) the last day of the bi-weekly payroll period. e) Wage Rate Contributions shall be calculated monthly as of (Select (i) or (ii).) i) the first day of each month. ii) the last day of each month. f) Wage Rate Contributions shall be calculated quarterly as of (Select (i) or (ii).) i) each Quarterly Date. ii) the last day of each Plan-year Quarter. 5) FORFEITURE APPLICATION. Forfeitures of Nonvested Accounts when a Participant receives a distribution of his entire Vested Account, as described in Plan Section 3.05, shall occur as of the date the Participant receives, or is deemed to receive, the distribution, unless otherwise specified in (a) below. a) Such Forfeitures shall occur on the first day of the Plan Year following the Plan Year in which the Participant receives, or is deemed to receive, the distribution. R. NET PROFITS AND CONTRIBUTION REQUIREMENTS. 1) Employer Contributions shall be made without regard to current or accumulated NET PROFITS, unless otherwise specified in (a) below. a) (Cannot use if 401(k) Safe Harbor Plan or QACA Safe Harbor Plan.) Employer Contributions, in excess of Elective Deferral Contributions and Wage Rate Contributions, shall be made out of current or accumulated Net Profits in excess of Elective Deferral Contributions and Wage Rate Contributions. 2) REQUIREMENTS FOR CONTRIBUTIONS. Employer Contributions that are subject to the requirements of this Item R and Forfeitures, if applicable, shall be made for or Restatement Effective July 1, 2022 57 Plan ID No. 1080199 (73571) Classification: Customer Confidential allocated to each person who was an Active Participant at any time during the Plan Year, unless otherwise specified in (a), (b), (c), or (d) below. NOTE: Selections may affect testing done to determine if the minimum coverage requirement of Code Section 410(b) is met, unless otherwise indicated. a) Such amounts shall be made for or allocated to each person who was an Active Participant at any time during the Plan Year and either is an Active Participant on the last day of the Plan Year or has more than 500 Hours of Service during the latest Accrual Service Period ending on or before the last day of the Plan Year, unless a lesser number of Hours of Service is specified in (i) below. (This selection does not affect coverage testing if the Accrual Service Period is the Plan Year.) i) Has more than (Up to 499.) Hours of Service. b) Such amounts shall be made for or allocated to each person who is an Active Participant on the last day of the Plan Year. c) Such amounts shall be made for or allocated to each person who was an Active Participant at any time during the Plan Year and has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before the last day of the Plan Year, unless otherwise specified in (i) below. i) Has at least (Up to 999.) Hours of Service. d) Such amounts shall be made for or allocated to each person who is an Active Participant on the last day of the Plan Year and has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless otherwise specified in (i) below. i) Has at least (Up to 999.) Hours of Service. The requirements in (a), (b), (c), or (d) above are modified as follows: e) Such amounts shall also be made for or allocated to each person who was an Active Participant at any time during the Plan Year and (i) dies or (ii) has a Severance from Employment after he reaches his Normal Retirement Date or becomes disabled. Such amounts shall also be made for or allocated to each person who was an Active Participant at any time during the Plan Year and has died or become disabled while performing Qualified Military Service during the Plan Year. For purposes of this paragraph, disabled means the disability is subsequently determined to meet the definition of Totally Disabled. f) Such amounts shall also be made for or allocated to .(Specify the Employee Group.) 3) The ACCRUAL SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year. Restatement Effective July 1, 2022 58 Plan ID No. 1080199 (73571) Classification: Customer Confidential S. CONTRIBUTION MODIFICATIONS. CONTRIBUTION LIMITATIONS. The Annual Additions for a Participant during a Limitation Year shall not be more than the Maximum Annual Addition. (See Plan Section 3.07.) 1) The LIMITATION YEAR is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (a) below. a) The Limitation Year is the consecutive 12-month period ending on each . (Month and day.) NOTE: The same limitation year must be used in all plans maintained by the Employer. 2) MULTIPLE DEFINED CONTRIBUTION PLANS. (This item applies if the Employer, as defined in Plan Section 1.02, or an Employer, as defined in Plan Section 3.07, maintain another qualified defined contribution plan that is not a Pre-approved Plan in which any Participant in this Plan is or was or could become a participant.) If the Participant is covered under another qualified defined contribution plan maintained by the Employer, as defined in Plan Section 3.07, the provisions of (c) through (f) of Plan Section 3.07 shall apply as if the other plan were a Pre-approved Plan, unless otherwise specified in (a) below. (Plan Section 3.07 limits the last Annual Additions.) a) The method described on the attached page(s) shall be used to limit total Annual Additions to the Maximum Annual Addition and shall properly reduce the excess amounts in a manner that precludes Employer discretion. (If selected, the Employer will provide the method for limiting Annual Additions on the attached page(s).) 3) TOP-HEAVY PLAN REQUIREMENTS. The amount and allocation of Contributions shall be subject to the provisions of Article XI of the Basic Plan in Plan Years when this is a Top-heavy Plan, as defined in Plan Section 11.02. Plan Section 11.04 provides that during any Plan Year in which this Plan is a Top-heavy Plan, the Employer shall make a minimum contribution for the Plan Year on behalf of each Nonkey Employee who is an Employee on the last day of the Plan Year and who was an Active Participant at any time during the Plan Year. The top-heavy minimum contribution is modified as follows: (Select all that apply.) a) The minimum contribution will be made for Nonkey Employees and Key Employees. b) The minimum contribution will be made in all Plan Years. c) MULTIPLE PLANS. (Use this item to specify which plan will provide the minimum contribution or benefit for participants who are covered under this Plan and any other plan or plans of the Employer. If selected, the Employer must provide wording on the attached page(s).) The method described on the attached page(s) shall be used to meet the minimum contribution and benefit requirements in Plan Years when this is a Top-heavy Plan, in a manner that precludes Employer discretion.

T. VOLUNTARY CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS, AND IN-PLAN ROTH ROLLOVERS.

1) VOLUNTARY CONTRIBUTIONS are not permitted, unless otherwise specified in (a) below.

a) ☒ *(If selected, the Plan is subject to an ACP Test even if the Plan satisfies the ACP Test Safe Harbor.)* Voluntary Contributions are permitted. *(Select any that apply.)*

i) ☐ ____% of Compensation is the minimum Voluntary Contribution. *(Must be more than 0% and less than 50%.)*

ii) ☒ 4____ % of Compensation is the maximum Voluntary Contribution. *(Must be more than 0% and less than 100%.)* This maximum applies to all Employees, unless otherwise specified in A below.

A) ☒ The maximum amount of Voluntary Contributions shall apply to Highly Compensated Employees only.

iii) ☐ ___% of Compensation is the maximum sum of Elective Deferral Contributions and Voluntary Contributions. *(Must be more than 0% and less than 100%.)*

2) ROLLOVER CONTRIBUTIONS may be made by an Eligible Employee or Inactive Participant and may be accepted from all qualified sources described in Plan Section 3.03, unless otherwise specified in (a), (b), or (e) below. If the Plan allows loans in Item U(3)(a), a Rollover Contribution may include a direct rollover of an outstanding loan balance that is not in default, in accordance with nondiscriminatory procedures set up by the Loan Administrator as described in Plan Section 3.03, unless otherwise specified in (c) or (d) below.

a) ☐ Rollover Contributions shall be limited to the qualified sources selected below. *(Select all that apply.)*

Type of rollover	A qualified plan described in Code Section 401(a) or 403(b)	An Annuity contract described in Code Section 403(b)	An eligible plan under Code Section 457(b)	Include any portion of a designated Roth account	Include after-tax employee contributions	An individual retirement account or individual retirement annuity described in Code Section 408(a) or (b)
Direct rollover	☐	☐	☐	☐	☐	
Participant rollover from other plans	☐	☐	☐	☐		
Participant rollover from an IRA						☐

Restatement Effective July 1, 2022 59 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

b) ☐ Rollover Contributions may only be made by a Participant.

c) ☒ The ability to include an outstanding loan in a Rollover Contribution shall not be limited to Participants impacted by a business event.

d) ☐ Rollover Contributions shall not include an outstanding loan balance.

e) ☐ Rollover Contributions are not permitted.

3) IN-PLAN ROTH ROLLOVERS are not permitted, unless otherwise specified in (a) below.

a) ☒ *(Only available if the Plan allows Rollover Contributions in (2) above and Roth Elective Deferral Contributions in Item N(5).)* In-plan Roth Rollovers of otherwise distributable amounts are permitted subject to the provisions of Plan Section 3.04. To allow an In-plan Roth Rollover of otherwise distributable amounts, the Plan may limit withdrawals as specified below.

NOTE: To comply with Code Section 411(d)(6), limited withdrawals cannot be selected if the Plan already includes the type of withdrawal (five years as Active Participant or age 59 1/2).

i) ☐ WITHDRAWALS LIMITED TO IN-PLAN ROTH ROLLOVERS. In-service withdrawals shall be limited to In-plan Roth Rollovers as follows: *(Select A, B, or both.)*

A. ☐ LIMITED FIVE YEARS AS AN ACTIVE PARTICIPANT. *(Only available if the Plan does not already allow five years as an Active Participant withdrawals in Item Y(5).)* A Participant may withdraw any part of his Vested Account resulting from Matching Contributions (other than Qualified Matching Contributions and QACA Matching Contributions), Additional Contributions, and Discretionary Contributions at any time after he has been an Active Participant for at least five years only for purposes of In-plan Roth Rollovers. A Participant may make such a withdrawal at any time.

NOTE: A Participant's earliest Entry Date shall be used to determine his eligibility for such a withdrawal.

B. ☐ LIMITED AGE 59 1/2. *(Only available if the Plan does not already allow age 59 1/2 withdrawals in Item Y(4).)* A Participant may withdraw any part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, QACA Nonelective Contributions, Additional Contributions, and Discretionary Contributions at any time after he attains age 59 1/2 only for purposes of In-plan Roth Rollovers. A Participant may make such a withdrawal at any time.

Restatement Effective July 1, 2022 60 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

b) ☒ *(Only available if (a) above is selected.)* In-plan Roth Rollovers of otherwise nondistributable amounts are permitted at any time, subject to the provisions of Plan Section 3.04.

U. INVESTMENTS.

1) The Plan does not have a Trust Agreement in effect, unless otherwise specified in (a) below.

a) ☒ TRUST AGREEMENT. The Plan has at least one Trust Agreement in effect.

2) INVESTMENT DIRECTION. Subject to the provisions of Article IV of the Basic Plan, the Annuity Contract, and if applicable, the Trust Agreement, the investment of a Participant's Account shall be directed by *(Select one.)*

a) ☐ the Participant for all Contributions.

b) ☐ the Employer for all Contributions.

c) ☐ the Participant for Elective Deferral Contributions, Participant Contributions, and Rollover Contributions. The Employer for Employer Contributions other than Elective Deferral Contributions.

d) ☐ the Participant for Elective Deferral Contributions and Rollover Contributions. The Employer for Contributions other than Elective Deferral Contributions and Rollover Contributions.

e) ☐ the Participant for Elective Deferral Contributions and Participant Contributions. The Employer for Contributions other than Elective Deferral Contributions and Participant Contributions.

f) ☐ the Participant for Elective Deferral Contributions. The Employer for Contributions other than Elective Deferral Contributions.

g) ☐ the Participant for Participant Contributions and Rollover Contributions. The Employer for Employer Contributions including Elective Deferral Contributions.

h) ☒ *(Only available if (5)(a) below is selected.)* The Participant for all Contributions including the transfer of amounts resulting from those Contributions, other than Employer Contributions made in the form of Qualifying Employer Securities. The Employer for Employer Contributions made in the form of Qualifying Employer Securities, however, the Participant shall direct the transfer of amounts resulting from those Contributions.

i) ☐ *(Only available if (5)(a) below is selected.)* The Participant for all Contributions including the transfer of amounts resulting from those Contributions, other than Employer Contributions made in the form of Qualifying Employer Securities. The Employer for Employer Contributions made in the form of Qualifying Employer Securities including the transfer of amounts resulting from those Contributions.

Restatement Effective July 1, 2022 61 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

3) LOANS. Loans to a Participant are not permitted, unless otherwise specified in (a) below.

a) ☒ *(Only available if (1)(a) above is selected and the Trustee agrees to hold the promissory note.)* Loans are available to a Participant subject to the provisions of Plan Section 5.06.

i) The Loan Administrator(s) is/are: *(Fill in the person(s) or position(s) authorized to administer the Participant loan program. Neither Principal Life Insurance Company nor its affiliates can be named.)*

Human Resources, Corporate Benefits

ii) The minimum amount of any loan is $1,000, unless otherwise specified in A or B below.

A. ☐ The minimum amount of any loan is $_____. *(Up to $999.)*

B. ☐ No minimum loan amount applies.

iii) ☐ The maximum amount of any loan is the lesser of 50% of the Participant's Vested Account, reduced by any outstanding loan balance or

$________ *(Up to $49,999.)*, reduced by the highest outstanding loan balance during the one-year period ending on the day before the loan is made.

NOTE: If not selected, the maximum is the lesser of (i) 50% of the Participant's Vested Account, reduced by any outstanding loan balance or (ii) $50,000, reduced by the highest outstanding loan balance during the one-year period ending on the day before the loan is made.

iv) The number of outstanding loans for a Participant shall be limited to one, unless otherwise specified in A below.

A. ☐ The number shall be limited to ______. *(Up to 5.)*

v) The number of loans approved for a Participant in a rolling 12-month period shall be limited to one, unless a different number or 12-month period is specified in A or B below. If a loan is approved for a Participant shortly after another loan has been repaid or approved, the newly approved loan will be processed, subject to the limitations of this Item, as soon as administratively practicable, unless otherwise specified in C below.

Restatement Effective July 1, 2022 62 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Restatement Effective July 1, 2022 63 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x A. The number shall be limited to . (Up to 5.) B. The 12-month period shall be the (Select (1), (2), or (3).) 1) Plan Year. 2) calendar year. 3) deposit year as defined in the Annuity Contract. C. DELAY BETWEEN LOANS. In addition to the limitations of this Item, after the repayment of an outstanding loan or approval of a loan, no additional loans will be approved for a Participant for (Up to 365.) days. vi) The term of the loan shall be limited to five years, unless otherwise specified in A below. A. The term of the loan shall not be limited to five years for the purchase of a Participant’s principal residence. Such loan term shall be limited to a period consistent with commercial home loan practices, unless otherwise specified in (1) below. 1) SPECIFIED LIMIT FOR PRINCIPAL RESIDENCE. The term of the loan shall be limited to the lesser of (i) 15 (Up to 25.) years or (ii) a period of years consistent with commercial home loan practices. vii) SOURCE OF LOAN LIMITED. Loans shall only be available from the portion of the Participant's Vested Account resulting from (Select A or B.) A. specified Contributions (Select at least one.) 1) Elective Deferral Contributions. 2) Rollover Contributions. 3) Participant Contributions. B. (Only available if Item AA(4)(a) is selected.) all Contributions, excluding any amounts resulting from a direct or indirect transfer after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan that is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417. NOTE: The Participant's Vested Account is used to determine the maximum amount of any loan. The amount a Participant may receive as a loan is limited Restatement Effective July 1, 2022 64 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x to the Participant's Vested Account resulting from the Contributions selected above. viii) LIMITED TO HARDSHIP. Loans are available only for hardship reasons as described in Plan Section 5.05, except as otherwise specified in A below. A. The hardship reasons shall include an immediate and heavy financial need relating to medical, tuition, and funeral expenses of a Primary Beneficiary. ix) QUALIFYING EMPLOYER SECURITIES. If investment in Qualifying Employer Securities is allowed in (5)(a) below, the portion of the Participant’s Account held in the Qualifying Employer Securities Fund may be redeemed for purposes of a loan, except as specified in A or B below. A. The Qualifying Employer Securities Fund may be redeemed only after the amount held in other investment options has been depleted. B. The Qualifying Employer Securities Fund may not be redeemed. x) TIMING OF A LOAN DEFAULT. If any payment of principal and interest, or any portion thereof, remains unpaid for more than 90 days after due, the loan shall be in default, unless otherwise specified in A or B below. A. The loan shall be in default (Up to 89.) days after due. B. The loan shall be in default at the end of the calendar-year quarter following the calendar-year quarter in which the missed payment was due. xi) SEVERANCE FROM EMPLOYMENT. An outstanding loan shall become due and payable in full 60 days after a Participant has a Severance from Employment and ceases to be a party-in-interest as defined in ERISA or after complete termination of the Plan, unless otherwise specified in A or B below. A. An outstanding loan will become due and payable in full (Up to 90.) days after a Participant has a Severance from Employment. B. An outstanding loan will become due and payable in full at the end of the calendar-year quarter following the calendar-year quarter in which a Participant has a Severance from Employment. However, subject to the provisions of Plan Section 5.06 and in accordance with nondiscriminatory procedures set up by the Loan Administrator, an outstanding loan balance shall not be due and payable at such time as modified in C, or D below. C. An outstanding loan shall not be due and payable at such time if a Participant impacted by a business event, as described in Plan Section Restatement Effective July 1, 2022 65 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x 5.06, elects a Direct Rollover to another qualified plan that includes the loan note, unless otherwise specified in (1) or (2) below. 1) The ability to roll over an outstanding loan note shall not be limited to Participants impacted by a business event. 2) Rollovers of an outstanding loan note are not permitted. D. A Participant may continue to repay an outstanding loan balance after Severance from Employment. 4) LIFE INSURANCE coverage is not provided under this Plan, unless otherwise specified in (a) below. a) (Only available if (1)(a) above is selected.) Subject to the limits and provisions of Plan Section 4.04, an Active Participant may elect to have part of his Account applied to purchase life insurance coverage on his life, unless otherwise specified in (i) below. i) An Active Participant may elect to have part of his account resulting from Employer Contributions applied to purchase life insurance coverage on his life. 5) QUALIFYING EMPLOYER SECURITIES. Investment in Qualifying Employer Securities is not available, unless otherwise specified in (a) below. a) (Only available if (1)(a) above is selected.) Subject to the limits and provisions of Plan Section 4.02, any portion of the Participant's Account may be invested in Qualifying Employer Securities, unless otherwise specified in (i) below. i) Investment in Qualifying Employer Securities will be limited to any portion of the Participant’s Account resulting from the following: (Select at least one.) A. Elective Deferral Contributions B. Matching Contributions C. Qualified Nonelective Contributions D. QACA Nonelective Contributions E. Additional Contributions F. Discretionary Contributions G. Wage Rate Contributions H. Participant Contributions Restatement Effective July 1, 2022 66 Plan ID No. 1080199 (73571) Classification: Customer Confidential x I. Rollover Contributions ii) Voting rights for Qualifying Employer Securities will be passed through to Participants and the Participants will be allowed to direct the voting rights of Qualifying Employer Securities for any matter put to the vote of the shareholders, unless otherwise specified in A, B, or C below. A. Participants will be allowed to direct the voting rights for Significant Corporate Events only. The Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer) will have the voting rights for all other matters, unless otherwise specified in (1) below. 1) The Trustee will have the voting rights for all other matters. B. The Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer) will have the voting rights for any matter put to the vote of the shareholders. C. The Trustee will have the voting rights for any matter put to the vote of the shareholders. iii) Tender rights or exchange offers for Qualifying Employer Securities will be passed through to the Participants, unless otherwise specified in A or B below. A. Tender rights or exchange offers for Qualifying Employer Securities will be determined by the Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer). B. Tender rights or exchange offers for Qualifying Employer Securities will be determined by the Trustee. iv) (Only available if (2)(a) above is not selected.) The Employer may make all or any portion of the Employer Contributions (excluding Elective Deferral Contributions and Wage Rate Contributions) which are to be invested in Qualifying Employer Securities, to the Trustee in the form of Qualifying Employer Securities. V. VESTING PERCENTAGE. Vesting Percentage is used to determine the nonforfeitable percentage of a Participant’s Account resulting from Employer Contributions. The Vesting Percentage for a Participant who is an Employee on or after the date he reaches Normal Retirement Age or Early Retirement Age shall be 100%. The Vesting Percentage for a Participant who is an Employee on the date he dies or the date he becomes disabled shall be 100%. The Vesting Percentage shall also be 100% for a Participant who dies or becomes disabled while performing Qualified Military Service. For purposes of this paragraph, disabled means the disability is subsequently determined to meet the definition of Totally Disabled.

1) 100% VESTED CONTRIBUTIONS. Elective Deferral Contributions, Wage Rate Contributions Qualified Matching Contributions, and Qualified Nonelective Contributions are 100% vested. The following Employer Contribution(s) are also 100% vested at all times. *(Select any that apply.)*

   a) ☐ Matching Contributions (other than QACA Matching Contributions)

   b) ☐ Additional Contributions

   c) ☐ Discretionary Contributions

   d) ☐ QACA Matching Contributions or QACA Nonelective Contributions

The Additional Contributions created to allocate Forfeitures remaining at the end of the Plan Year when a Plan does not allow Discretionary Contributions in Item Q(3) shall follow the vesting schedule for Additional Contributions if the Plan allows Additional Contributions in Item Q(2). If the Plan does not allow Additional Contributions in Item Q(2), the Additional Contributions created to allocate Forfeitures remaining at the end of the Plan Year shall be 100% vested at all times.

2) VESTING SCHEDULE. A Participant's Account resulting from Employer Contributions that are not 100% vested when made is subject to the vesting schedule(s) selected below. *(Select (a), (b), or (c) if some Employer Contributions are not 100% vested. Select (d), if applicable.)*

   a) ☒ One schedule for all Employer Contributions (including QACA Matching Contributions and QACA Nonelective Contributions).

   NOTE: The custom schedule for Contributions other than QACA Matching Contributions and QACA Nonelective Contributions must provide 100% vesting after 3 years of Vesting Service or must at all times be as great as the Vesting Percentage that the 6-year graded schedule would provide.

   (Select one. If QACA Safe Harbor Plan and QACA Matching Contributions or QACA Nonelective Contributions are not 100% vested in (1) above, must select either 2-year cliff or a custom schedule that is 100% vested no later than 2 years.)

Vesting Schedule	Vesting Service (whole years) and Vesting Percentage						
	<1	1	2	3	4	5	6
☐ 2-year cliff	0%	0%	100%				
☒ 3-year cliff	0%	0%	0%	100%			
☐ 6-year graded	0%	0%	20%	40%	60%	80%	100%
☐ Custom	____%	____%	____%	____%	____%	____%	____%

   b) ☐ Different schedules for Employer Contributions (including QACA Matching Contributions and QACA Nonelective Contributions).

Restatement Effective July 1, 2022 67 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Contribution Type	Vesting Service (whole years) and Vesting Percentage			
	2-year cliff	3-year cliff	6-year graded	Custom
Matching Contributions (other than QACA Matching Contributions)	☐	☐	☐	☐
Additional Contributions	☐	☐	☐	☐
Discretionary Contributions	☐	☐	☐	☐
QACA Matching Contributions	☐			☐
QACA Nonelective Contributions	☐			☐

NOTE: The custom schedule for Contributions other than QACA Matching Contributions and QACA Nonelective Contributions must provide 100% vesting after 3 years of Vesting Service or must at all times be as great as the Vesting Percentage that the 6-year graded schedule would provide.

If QACA Safe Harbor Plan and QACA Matching Contributions or QACA Nonelective Contributions are selected, must select either 2-year cliff or a custom schedule that is 100% vested no later than 2 years.

(Enter a schedule for each contribution type that has custom selected above.)

Contribution Type	Vesting Service (whole years) and Vesting Percentage						
	<1	1	2	3	4	5	6
Matching Contributions (other than QACA Matching Contributions)	__%	__%	__%	___%	___%	__%	__%
Additional Contributions	__%	___%	__%	___%	___%	__%	__%
Discretionary Contributions	__%	___%	__%	___%	___%	__%	__%
QACA Matching Contributions	__%	___%	__%				
QACA Nonelective Contributions	__%	___%	___%				

c) ☐ Different vesting schedules for different Employee groups.

NOTE: The custom schedule for Contributions other than QACA Matching Contributions and QACA Nonelective Contributions must provide 100% vesting after 3 years of Vesting Service or must at all times be as great as the Vesting Percentage that the 6-year graded schedule would provide.

If QACA Safe Harbor Plan and QACA Matching Contributions or QACA Nonelective Contributions are not 100% vested in (1) above, must select either 2-year cliff or a custom schedule that is 100% vested no later than 2 years.

Restatement Effective July 1, 2022 68 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Employee Group	Vesting Service (whole years) and Vesting Percentage						
	<1	1	2	3	4	5	6

NOTE: The Employee groups shall be determined based on all relevant facts and circumstances and may not discriminate in favor of Highly Compensated Employees. (Additional groups may be added above as necessary.)

d) ☐ Different vesting schedules apply for past contributions made prior to the date the vesting schedule was changed.

Contribution Type	Date Schedule Changed	Vesting Schedule			
		2-year cliff	3-year cliff	6-year graded	Custom
Matching Contributions (other than QACA Matching Contributions)	_ /	☐	☐	☐	☐
Additional Contributions	_ /	☐	☐	☐	☐
Discretionary Contributions	_ /	☐	☐	☐	☐
Other ________________	_ /	☐	☐	☐	☐

NOTE: The custom schedule must provide 100% vesting after 3 years of Vesting Service or must at all times be as great as the Vesting Percentage that the 6-year graded schedule would provide. Additional lines for other contributions may be added above and below as necessary.

(Enter a schedule for each contribution type that has custom selected above.)

Contribution Type	Vesting Service (whole years) and Vesting Percentage						
	<1	1	2	3	4	5	6
Matching Contributions (other than QACA Matching Contributions)	_%	_%	_%	_%	_%	_%	_%
Additional Contributions	_%	_%	_%	_%	_%	_%	_%
Discretionary Contributions	_%	_%	_%	_%	_%	_%	_%
Other ________________	____%	_____%	_____%	_____%	_____%	_____%	_____%

3) TOP-HEAVY VESTING. A Participant's Account resulting from additional Employer Contributions made to satisfy the minimum contribution requirements of Plan Section 11.04 shall be subject to the vesting schedule selected below. *(Select one if the Plan does not allow any Employer Contributions other than Elective Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions.)*

Restatement Effective July 1, 2022 69 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

NOTE: The custom schedule must provide 100% vesting after 3 years of Vesting Service or must at all times be as great as the Vesting Percentage that the 6-year graded schedule would provide.

Vesting Schedule	Vesting Service (whole years) and Vesting Percentage						
	<1	1	2	3	4	5	6
☐ 100% immediate	100%						
☐ 3-year cliff	0%	0%	0%	100%			
☐ 6-year graded	0%	0%	20%	40%	60%	80%	100%
☐ Custom	__%	__%	__%	__%	__%	__%	__%

A Participant's Vesting Percentage determined above shall never be reduced in later years.

4) ☐ EVENT SPECIFIC ACCELERATED VESTING. The Vesting Percentage for a

Participant who is an Employee impacted by ______________________________.
(Specify the event. e.g. the sale of ABC Company shall be 100%.)

W. VESTING SERVICE.

Vesting Service, subject to the provisions of Plan Section 1.02, shall be the total of an Employee's countable Periods of Service without regard to Hours of Service (elapsed time method), unless otherwise specified in (1) below.

1) ☒ HOURS METHOD. A year of Vesting Service is a Vesting Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (a) below.

a) ☐ _________*(Up to 999.)* Hours of Service.

b) A VESTING SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (i), (ii), or (iii) below.

i) ☐ The consecutive 12-month period ending on each

___________. *(Month and day.)*

ii) ☐ The consecutive 12-month period ending on the last day of each Fiscal Year.

iii) ☐ The consecutive 12-month period beginning on an Employee's Hire Date or Rehire Date (whichever applies) and on each anniversary thereof.

c) A VESTING BREAK, when the hours method is used, is a Vesting Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Vesting Service, unless otherwise specified in (i) below.

Restatement Effective July 1, 2022 70 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Restatement Effective July 1, 2022 71 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x i) or fewer Hours of Service. (Fill in up to 500 hours but less than hours required for a year of Vesting Service.) NOTE: If the hours method is used, the date completed in (2) below should be the first day of a Vesting Service Period. If the first day of such period is not used, service during the period in which the date occurs shall not be excluded because of that modification. If the hours method is used and (3) is selected, service during the period in which the Employee attains the age completed in (3) shall not be excluded because of that modification. If the Employer had a previous plan that terminated within five years of the Effective Date of this Plan, the Employer must treat the effective date of the terminated plan as the Effective Date of this Plan for purposes of the selection in (2) below. VESTING SERVICE MODIFICATIONS: 2) Service before (Month, day and year.) shall not be counted. NOTE: If selected, fill in a date on or before the date the Plan became subject to ERISA. A new plan becomes subject to ERISA on its Effective Date. 3) Service before an Employee attains age (Up to 18.) shall not be counted. X. EQUIVALENCIES. Hours of Service shall be determined on the basis of actual Hours of Service that an Employee is paid or entitled to payment if the Employer maintains hourly records for such Employee. If the Employer does not maintain hourly records for an Employee, Hours of Service shall be determined on the basis of months worked. Such Employee shall be credited with 190 Hours of Service for each month in which he would otherwise be credited with at least one Hour of Service, unless otherwise specified in (1), (2), (3), or (4) below. NOTE: If selected, the equivalency shall be used only when a record of actual Hours of Service is not available for an Employee, unless otherwise specified in (4) below. 1) DAYS. On the basis of days worked. An Employee shall be credited with 10 Hours of Service for each day in which he would otherwise be credited with at least one Hour of Service. 2) WEEKS. On the basis of weeks worked. An Employee shall be credited with 45 Hours of Service for each week in which he would otherwise be credited with at least one Hour of Service. 3) SEMI-MONTHLY. On the basis of semi-monthly payroll periods worked. An Employee shall be credited with 95 Hours of Service for each semi-monthly payroll period in which he would otherwise be credited with at least one Hour of Service. 4) ALL EMPLOYEES. The equivalency shall be used for all Employees. Restatement Effective July 1, 2022 72 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x x x Y. WITHDRAWAL BENEFITS. NOTE: Additional selections to this Item may be made in Item H of the Additional Selections and Minor Modifications Addendum if (8) is selected below. 1) VOLUNTARY. A Participant may withdraw any part of his Vested Account resulting from Voluntary Contributions, unless such withdrawals are not permitted in (d) below. A Participant may make two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below. a) A Participant may make such a withdrawal at any time. b) A Participant may make such withdrawal(s) in any 12-month period. No minimum withdrawal amount applies, unless otherwise specified in (c) below. c) The minimum amount of any such withdrawal is $ . (Up to $1,000.) d) Withdrawal of Voluntary Contributions is not permitted. 2) ROLLOVER. A Participant may withdraw any part of his Vested Account resulting from Rollover Contributions, unless such withdrawals are not permitted in (d) below. A Participant may make two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below. a) A Participant may make such a withdrawal at any time. b) A Participant may make such withdrawal(s) in any 12-month period. No minimum withdrawal amount applies, unless otherwise specified in (c) below. c) The minimum amount of any such withdrawal is $ 1000.00 . (Up to $1,000.) d) Withdrawal of Rollover Contributions is not permitted. 3) 401(k) HARDSHIP. A Participant may withdraw any part of his Vested Account resulting from Elective Deferral Contributions in the event of hardship due to an immediate and heavy financial need. Withdrawals from the Participant's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Participant's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988). A Participant may also withdraw any part of his Vested Account resulting from any of the following Contributions: (Select any that apply.) Restatement Effective July 1, 2022 73 Plan ID No. 1080199 (73571) Classification: Customer Confidential x x x a) Matching Contributions (other than Qualified Matching Contributions and QACA Matching Contributions) b) Additional Contributions c) Discretionary Contributions d) Wage Rate Contributions that are not designated as Qualified Nonelective Contributions e) Rollover Contributions f) Other: (Specify the contributions.) HARDSHIP WITHDRAWAL MODIFICATIONS: g) Hardship distributions relating to medical, tuition, and funeral expenses of a Primary Beneficiary are permitted. h) The amount of an allowable hardship distribution will be determined using the non-safe harbor (general) rules. (Suspension of Elective Deferral Contributions and Participant Contributions is not required.) i) The minimum amount of any such withdrawal is $ . (Up to $1,000.) This withdrawal is subject to the provisions of Plan Section 5.05. 4) AGE 59 1/2. (Only available if the Plan does not allow limited age 59 1/2 withdrawals in Item T(3)(a)(i)B.) A Participant may withdraw any part of his eligible Vested Account after he attains age 59 1/2, unless otherwise specified in (a) or (b) below. a) The withdrawal will be available any time after the Participant attains age . (Must be greater than 59 1/2 and less than Normal Retirement Age.) b) A Participant may only withdraw any part of his Vested Account resulting from the following Contributions: (Select any that apply.) i) Elective Deferral Contributions ii) Matching Contributions iii) Qualified Nonelective Contributions iv) QACA Nonelective Contributions v) Additional Contributions Restatement Effective July 1, 2022 74 Plan ID No. 1080199 (73571) Classification: Customer Confidential x vi) Discretionary Contributions vii) Wage Rate Contributions viii) Rollover Contributions ix) Voluntary Contributions x) Other: (Specify the contributions.) A Participant may make two such withdrawals in any 12-month period, unless otherwise specified in (c) or (d) below. c) A Participant may make such a withdrawal at any time. d) A Participant may make such withdrawal(s) in any 12-month period. No minimum withdrawal amount applies, unless otherwise specific in (e) below. e) The minimum amount of any such withdrawal is $ . (Up to $1,000.) 5) FIVE YEARS AS AN ACTIVE PARTICIPANT. (Only available if the Plan does not allow limited five years as an Active Participant withdrawals in Item T(3)(a)(i)A.) A Participant may withdraw any part of his Vested Account resulting from the following Contributions at any time after he has been an Active Participant for at least five years. (Select at least one.) a) Matching Contributions (other than Qualified Matching Contributions and QACA Matching Contributions) b) Additional Contributions c) Discretionary Contributions d) Wage Rate Contributions that are not designated as Qualified Nonelective Contributions e) Rollover Contributions NOTE: A Participant's earliest Entry Date shall be used to determine his eligibility for such a withdrawal. A Participant may make two such withdrawals in any 12-month period, unless otherwise specified in (f) or (g) below. f) A Participant may make such a withdrawal at any time.

g) ☐ A Participant may make ________such withdrawal(s) in any 12-month period.

No minimum withdrawal amount applies, unless otherwise specific in (h) below.

h) ☐ The minimum amount of any such withdrawal is $ ___. *(Up to $1,000.)*

6) ☒ QUALIFIED RESERVIST DISTRIBUTION. A Participant may withdraw any part of his Vested Account resulting from Elective Deferral Contributions if such distribution meets the requirements to be a Qualified Reservist Distribution.

7) ☐ QUALIFYING EMPLOYER SECURITIES. *(Only available if the Plan allows investment in Qualifying Employer Securities in Item U(5)(a).)* The portion of the Participant's Account held in the Qualifying Employer Securities Fund may not be redeemed for purposes of withdrawals.

8) ☐ Additional selections for this Item have been made in Item H of the attached Additional Selections and Minor Modifications Addendum.

NOTE: Withdrawals are subject to the distribution of benefits provisions of Article VI or VIA of the Basic Plan, whichever applies.

Z. RETIREMENT AND THE START OF BENEFITS.

1) NORMAL RETIREMENT AGE is the age at which the Participant's Account becomes nonforfeitable if he is an Employee. A Participant's Normal Retirement Age is age 65, unless otherwise specified in (a) or (b) below.

a) ☐ Age ________. *(At least 55, and no more than 64.)*

b) ☐ The older of age ______*(At least 55 and no more than 65.)* or his age on the *(Select (i), (ii), (iii), or (iv).)*

i) ☐ date ________*(Up to 5.)* years after the first day of the Plan Year in which his earliest Entry Date occurred.

ii) ☐ earlier of the date ______*(Up to 5.)* years after his Hire Date or the date 5 years after the first day of the Plan Year in which his earliest Entry Date occurred.

iii) ☐ *(Only available if (c) below is selected.)* date _______*(Up to 5.)* years after his earliest Entry Date.

iv) ☐ date ________*(Up to 5.)* years after his Hire Date.

The provisions of (b) are modified as follows:

c) ☐ A Participant's Normal Retirement Age shall not be older than age

Restatement Effective July 1, 2022 75 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

________. *(At least the age in (b) and no more than 70.)*

NOTE: If the Plan includes monies from a money purchase plan or another direct or indirect transfer described in Item AA(5), and (a) or (b) is selected, the age entered cannot be less than 62.

2) NORMAL RETIREMENT DATE, DATE REACHES. Normal Retirement Date means the date a Participant reaches his Normal Retirement Age, unless otherwise specified in (a) or (b) below.

a) ☐ FIRST OF MONTH ON OR AFTER. Normal Retirement Date means the earliest first day of the month on or after a Participant reaches his Normal Retirement Age.

b) ☐ SPECIFIED DAY OF THE MONTH ON OR AFTER. Normal Retirement Date

means the ___________day of any month on or after a Participant reaches his Normal Retirement Age.

3) START OF RETIREMENT BENEFITS. A Participant may choose to have retirement benefits begin before he has a Severance from Employment and on or after the later of (i) his Normal Retirement Date or (ii) age 59 1/2, unless otherwise specified in (a) below.

a) ☐ A Participant may not choose to have retirement benefits begin before he has a Severance from Employment.

4) EARLY RETIREMENT DATE. *(Select (a) or (b).)*

a) ☐ PERMITTED. If (2)(a) and (2)(b) above are not selected, Early Retirement Date is any day before a Participant's Normal Retirement Date that he selects for receiving a distribution of his Vested Account as an early retirement benefit. If (2)(a) above is selected, Early Retirement Date is the first day of the month before a Participant's Normal Retirement Date that he selects for receiving a distribution of his Vested Account as an early retirement benefit. If (2)(b) above is selected, Early Retirement Date is the specified day of the month before a Participant's Normal Retirement Date that he selects for receiving a distribution of his Vested Account as an early retirement benefit. This day shall be on or after the date the Participant has a Severance from Employment and reaches Early Retirement Age. A Participant reaches Early Retirement Age on the date the following requirement(s) are met: *(Select at least one. A Participant's Account is 100% vested if he is an Employee on or after he reaches this age.)*

i) ☐ He is age _______. *(Less than age in (1) above.)*

ii) ☐ He has ______*(Up to 6.)* years of Vesting Service.

iii) ☐ He has ______*(Up to 6.)* years of service with the Employer.

iv) ☐ He is within ______*(Up to 6.)* years of Normal Retirement Date.

Restatement Effective July 1, 2022 76 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

v) ☐ He has been an Active Participant ________(*Up to 6.*) years based on his earliest Entry Date.

b) ☒ Early retirement is not permitted.

5) TOTALLY DISABLED. The definition of Totally Disabled is tied to Social Security disability, unless otherwise specified in (a), (b), (c), (d), or (e) below.

a) ☐ Tied to the Employer's long-term disability plan.

b) ☐ Determined by a physician chosen by the Plan Administrator and the disability has lasted or can be expected to last for at least 12 months.

c) ☐ Determined by a physician chosen by the Plan Administrator and the disability has lasted for at least five months.

d) ☐ Reviewed by a physician chosen by the Plan Administrator and the disability has continued uninterrupted for at least ________(*Up to 24.*) months.

e) ☐ Other definition ____

____
(Describe the alternative definition of Totally Disabled.)

NOTE: The determination of disability shall be applied uniformly to all Participants and may not discriminate in favor of Highly Compensated Employees. If (b), (c), (d), or (e) is selected, any benefit provided to a Participant who is Totally Disabled is a "disability benefit" subject to the special disability claim procedures in Plan Section 9.05(b).

6) VESTED BENEFIT MODIFICATIONS. Plan Section 5.03 permits an Inactive Participant to elect to receive a distribution after he has a Severance from Employment. The ability to receive a distribution is modified as follows:

Distribution is delayed until a Participant	All Contributions	Employer Contributions other than Elective Deferral Contributions	Elective Deferral Contributions	Voluntary Contributions	Rollover Contributions	Small Vested Account
becomes Totally Disabled	☐	☐	☐	☐	☐	☐
has had a Severance from Employment for a period of ________ days	☐	☐	☐	☐	☐	☐

Restatement Effective July 1, 2022 77 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

has had a Severance from Employment for a period of ________ month(s)	☐	☐	☐	☐	☐	☐
either becomes Totally Disabled or has had a Severance from Employment for a period of ________ month(s) (whichever is earlier)	☐	☐	☐	☐	☐	☐

Notwithstanding any selections above, an Inactive Participant is permitted to elect to receive a distribution after he reaches a Retirement Date and has a Severance from Employment. The Participant's Beneficiary is permitted to elect to receive a distribution in the event of the Participant's death.

NOTE: If all Contributions is selected above, the delayed distribution will also apply to the distribution of a small Vested Account as defined in Plan Section 10.11. If a delay using days is selected, up to 90 days may be used. If a delay using months is selected, up to 60 months may be used.

7) SMALL VESTED ACCOUNT MODIFICATIONS. If the value of the Participant's Vested Account does not exceed $5,000, his entire Vested Account shall be distributed, subject to the provisions of Plan Section 10.11. The determination of a small Vested Account is modified as follows: *(Select any that apply.)*

a) ☐ If the value of the Participant's Vested Account does not exceed $ ______, *(Up to $4,999.)* his entire Vested Account shall be distributed.

b) ☐ Rollover Contributions shall be disregarded when determining the value of the Participant's Vested Account. *(Cannot use if (a) above uses a dollar amount less than or equal to $1,000.)*

In the event a Participant does not elect to have a small amounts payment paid directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover or to receive the distribution directly and his Vested Account is greater than $1,000 a Mandatory Distribution will be made in accordance with the provisions of Plan Section 10.02. The determination of a Mandatory Distribution is modified as follows: *(Select any that apply.)*

c) ☐ If a Participant's Vested Account is greater than $ ___, *(Up to $999.)* a Mandatory Distribution will be made in accordance with the provisions of Plan Section 10.02.

d) ☐ Any payment of a small vested account over $1,000, or lower amount specified in (c) above, will be considered a Mandatory Distribution, without regard to the Participant's age at the time of such distribution.

Restatement Effective July 1, 2022 78 Plan ID No. 1080199 (73571)

Classification: Customer Confidential

Restatement Effective July 1, 2022 79 Plan ID No. 1080199 (73571) Classification: Customer Confidential x 8) BENEFICIARY MODIFICATIONS. Plan Section 10.07 provides that if there is no Beneficiary named or surviving when a Participant dies, the Participant's Beneficiary shall be the Participant's surviving spouse, or where there is no surviving spouse, the executor or administrator of the Participant's estate for the benefit of the estate. The determination of a Participant's Beneficiary if there is no Beneficiary named or surviving when a Participant dies is modified as follows: (Select (a), if applicable.) a) If there is no Beneficiary named or surviving when a Participant dies, the Participant's Beneficiary shall be the Participant's surviving spouse, or where there is no surviving spouse, . (Complete with alternative Beneficiary ordering.) AA. FORMS OF DISTRIBUTION FOR RETIREMENT BENEFITS. NOTE: If this Plan is a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan that is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, (1)(b) below cannot be selected. If the Plan later becomes a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan that is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, then the options available under the Plan shall be those specified in (1)(a) and the selection of (1)(b) below cannot be used, unless (3)(a) below is selected. The Plan must be amended to reflect the selection of (1)(a) below, (2)(a) - (2)(d), or (3)(a) below, if applicable. 1) Subject to the distribution of benefits provisions of Article VI or VIA of the Basic Plan, whichever applies, the automatic form of distribution of retirement benefits shall be: (Select (a) or (b).) a) A Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity. The Qualified Joint and Survivor Annuity shall provide a survivorship percentage of 50%, unless otherwise specified in (i) below. i) The Qualified Joint and Survivor Annuity shall provide a survivorship percentage of % (Must be greater than 50% and not more than 100%.) b) A single sum payment 2) Subject to the distribution of benefits provisions of Article VI or VIA of the Basic Plan, whichever applies, the optional forms of distribution of retirement benefits shall be a single sum payment or partial payments and: (Select any that apply.) a) Survivorship life annuities with installment refund and survivorship percentages of 50%, 66 2/3%, 75%, or 100% Restatement Effective July 1, 2022 80 Plan ID No. 1080199 (73571) Classification: Customer Confidential x b) A single life annuity c) A single life annuity with certain periods of 5, 10, or 15 years d) A single life annuity with installment refund e) A fixed period annuity for any period of whole months that is not less than 60 f) A fixed period installment option g) A fixed payment installment option h) An in-kind distribution for the portion of a Participant's Account that is held in the Qualifying Employer Securities Fund i) An in-kind distribution for the portion of a Participant's Account that is held in the Self-Directed Brokerage Account 3) DISTRIBUTION MODIFICATIONS. (Select any that apply.) a) The survivorship life annuities and any life annuity options selected above will only be available for the portion of a Participant’s Account resulting from a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan that is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417. b) (Only available if (2)(h) is not selected.) The portion of a Participant’s Account that is held in the Qualifying Employer Securities Fund may only be distributed in-kind. c) The minimum amount of any partial payment is $ . (Up to $1,000.) d) For purposes of requesting a distribution of his Vested Account resulting from Elective Deferral Contributions, a Participant who has been performing Qualified Military Service for a period of more than 30 days shall not be deemed to have had a severance from employment. e) An Alternate Payee may not request a distribution before the Participant has attained his earliest retirement age. f) For purposes of a Qualified Preretirement Survivor Annuity the requirement that a Participant has been continuously married throughout the one-year period ending on the date of his death, shall not apply. 4) The Plan does not include monies from a money purchase plan or another direct or indirect transfer described in (5) below, unless otherwise specified in (a) below. Restatement Effective July 1, 2022 81 Plan ID No. 1080199 (73571) Classification: Customer Confidential x a) (If selected, either (1)(a) and (2)(a) or (2)(a) and (3)(a) must be selected.) Monies from a money purchase plan or another direct or indirect transfer are held under the Plan. 5) SPOUSAL CONSENT FOR DISTRIBUTIONS. If the Plan is not a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan that is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, spousal consent is not required for electing an optional form of retirement benefit that is not a life annuity. If the Plan is such direct or indirect transferee, spousal consent shall be required for all Participants electing an optional form of retirement benefit that is not a life annuity, unless otherwise specified in (a) below. a) Spousal consent is required for distributions other than a life annuity if any portion of a Participant’s Account resulted from such direct or indirect transfer regardless of whether or not the distribution includes the transferred assets, unless otherwise specified in (i) below. i) Spousal consent is only required if the distribution includes any transferred assets. The spousal consent requirements above are modified as follows: b) Spousal consent shall be required for all distributions. AB. ADOPTING EMPLOYERS. (Identify Adopting Employers below.) NOTE: The Plan must meet the minimum coverage requirement of Code Section 410(b) taking into account all employees of Controlled Groups and Affiliated Service Groups. If the Employer is a member of such a group, other employers in the group may need to adopt this Plan in order for the Plan to meet this requirement. Some employers of the group may also choose to adopt this Plan even though not required. 1) There are no Adopting Employers, unless otherwise specified in (a) or (b) below. a) The Adopting Employers listed in (4) below participate with the Employer in a single plan, multiple employer plan, or establish a separate plan for the benefit of their Employees, as specified. b) The Adopting Employers listed in the attached participation agreements participate with the Employer in a single plan, multiple employer plan, or establish a separate plan for the benefit of their Employees, as specified in such agreement. 2) Single Plan, Multiple Employer Plan, or Separate Plans NOTE: If the Employer is a member of a Controlled Group or Affiliated Service Group, other employers in that group may agree to participate in this Plan as Adopting Employers of a single plan as specified in (a) below or may establish separate plans as specified in (c) below. An employer who is not a member of a Controlled Group or Affiliated Service Restatement Effective July 1, 2022 82 Plan ID No. 1080199 (73571) Classification: Customer Confidential Group may agree to participate in this Plan as an Adopting Employer of a multiple employer plan as specified in (b) below. a) SINGLE PLAN. Adopting Employers may participate with the Employer in a single plan. An Adopting Employer’s agreement to participate in this Plan shall be evidenced in writing according to the provisions of Plan Section 2.04. b) MULTIPLE EMPLOYER PLAN. Adopting Employers may participate with the Employer in a multiple employer plan. An Adopting Employer’s agreement to participate in this Plan shall be evidenced in writing according to the provisions of Plan Section 2.05. c) SEPARATE PLANS. Adopting Employers may establish a separate plan for the exclusive benefit of their Employees. The establishment of an Adopting Employer’s separate plan shall be evidenced in writing according to the provisions of Plan Section 2.06. NOTE: A separate plan should not be established unless (i) each plan can meet the minimum coverage requirement of Code Section 410(b) separately or (ii) the combined plans can meet the minimum coverage requirement of Code Section 410(b) and the nondiscrimination requirement of Code Section 401(a)(4). The combined plans may not meet the requirement of Code Section 401(a)(4) if the plans provide for a discretionary Matching Contribution or Discretionary Contribution that is determined separately for each Adopting Employer. NOTE: The provisions of Plan Section 10.03 shall apply in the case of the merger of this Plan with any Prior Plan of an Adopting Employer participating with the Employer in this Plan. 3) SERVICE WITH AND COMPENSATION FROM AN ADOPTING EMPLOYER. All service with and Compensation from an Adopting Employer shall be included as service with and Compensation from the Employer, unless otherwise specified in (a) below. a) (Cannot select if multiple employer plan.) Service with and Compensation from an Adopting Employer shall only be included as service with and Compensation from the Employer, beginning on the date the Adopting Employer became a Controlled Group member.

Restatement Effective July 1, 2022 83 Plan ID No. 1080199 (73571) Classification: Customer Confidential x AC. MERGER OR SPIN-OFF. 1) MERGER. The following plan(s) merged into this Plan: a) Name: The Around the Clock Freightliner Group, LLC 401(k) Plan Effective date of merger February 1, 2016 (Month, day and year.) b) Name: Freightliner of Chattanooga Retirement Plan Effective date of merger February 1, 2016 (Month, day and year.) c) Name: Freightliner of Knoxville Retirement Plan Effective date of merger February 1, 2016 (Month, day and year.) d) Name: ATC West Texas, LLC 401(k) Profit Sharing Plan Effective date of merger February 1, 2016 (Month, day and year.) 2) SPIN-OFF. This Plan was a restatement due to a spin-off from the following plan: a) Name: Effective date of original plan (Month, day and year.) Restatement Effective July 1, 2022 85 Plan ID No. 1080199 (73571) By executing this Adoption Agreement, the Employer adopts the “Principal Financial Group Pre-approved Document for Savings Plans” for the exclusive benefit of its Employees. The selections and specifications contained in this Adoption Agreement and the terms, provisions, and conditions provided in the Principal Financial Group Pre-approved Basic Savings Plan – Plus constitute the Employer’s PLAN. No other basic plan may be used with this Adoption Agreement. It is understood that Principal Life Insurance Company is not a party to the Employer’s Plan and shall not be responsible for any tax or legal aspects of the Employer’s Plan. The Employer assumes responsibility for these matters. The Employer acknowledges that it has counseled, to the extent necessary, with selected legal and tax advisors. The obligations of Principal Life Insurance Company shall be governed solely by the provisions of its contracts and policies. Principal Life Insurance Company shall not be required to look into any action taken by the Plan Administrator, Named Fiduciary, Trustee, Investment Manager, or the Employer and shall be fully protected in taking, permitting, or omitting any action on the basis of the Employer’s actions. Principal Life Insurance Company shall incur no liability or responsibility for carrying out actions as directed by the Plan Administrator, Named Fiduciary, Trustee, Investment Manager, or the Employer. Note: The Employer must sign the Adoption Agreement when it first adopts the Plan; and must complete and sign a new Adoption Agreement if the Plan has been restated, or if the Plan has been amended to change any prior elections or make new elections. (Complete in black ink.) This Adoption Agreement is executed June 24, 2022. (Date Signed. Month, day and year.) FOR THE EMPLOYER By my signature, I certify that I have reviewed the terms of and the Items selected within this Adoption Agreement. If the Plan has a Trust Agreement in effect, I hereby certify that a copy of this Plan document shall be provided to each Trustee. By /s/ Anthony R. Pordon (Signature) Business Title Executive Vice President Minor modifications have been made to this Plan in Item I of the attached Additional Selections and Minor Modifications Addendum. x Restatement Effective July 1, 2022 86 Plan ID No. 1080199 (73571) This Plan is an important legal document. It is recommended that the Employer consult with legal counsel regarding the tax and legal implications of the Plan, for which neither Principal Life Insurance Company, nor its agents, can assume responsibility. Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. Principal Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. The address and phone number of Principal Life Insurance Company is 711 High Street, Des Moines, Iowa 50392-0001; 1-800-543-4015, extension 86227. The Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Revenue Procedure 2017-41. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Revenue Procedure 2017-41. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

Item S(2)(a): The method used to limit Annual Additions to the Maximum Annual Addition:

Item S(3)(c):

Name of the other plan:

Minimum benefit that will be provided under such other plan

Restatement Effective July 1, 2022 87 Plan ID No. 1080199 (73571)

ADDENDUM

ADDITIONAL SELECTIONS AND MINOR MODIFICATIONS

A. ENTRY REQUIREMENTS AND ENTRY DATE. The following selections apply in addition to any selections made in Item K.

1) [x] DIFFERENT ENTRY REQUIREMENTS APPLIED TO EMPLOYEE GROUPS.

The entry requirements apply as follows:

Part-time, Temporary, or Seasonal Employees must complete one year of Entry Service (hours). For this purpose, an Entry Service Period is the consecutive 12-month period beginning on an Employee's Hire Date and each following consecutive 12-month period beginning on an anniversary of that Hire Date. All other Employees are subject to the requirements in the table in Item K(1).

(Must specify the entry requirements and the Employee group for which the requirements apply (the requirements cannot exceed the requirements identified in the table in Item K(1)). e.g. Employees of ABC Company must complete 30 days of Entry Service (elapsed time) and be age 21. All other Employees are subject to the requirements in the table in Item K(1).)

2) [x] Other: *(Must specify the Contributions for which the entry requirements apply and cannot use an entry service requirement greater than 1 year or an age requirement greater than 21. e.g. The entry requirements for Discretionary Contributions are 1 year of service (hours) and age 21. The entry requirements for all other Contributions are 90 days of service (elapsed time) and age 21.)*

Bargaining Employees will follow the entry requirements specified in the applicable collective bargaining agreement.

3) [ ] DIFFERENT ENTRY DATE APPLIED TO EMPLOYEE GROUPS.

The Entry Date applies as follows: ____

____

(Must specify the Entry Date and the Employee group for which it applies). e.g. Employees of ABC Company enter on the day the entry requirements are satisfied. All other employees are subject to the Entry Date in the table in Item K(2).)

4) ☒ Other: *(Specify the contributions for which the Entry Date applies. If Yearly Date is used, the age and service required cannot be over 20 1/2 and 6 months respectively. e.g. The Entry Date for Discretionary Contributions is each Quarterly Date. The Entry Date for all other Contributions is each Monthly Date.)*

The Entry Date for Bargaining Employees shall be the date specified in the applicable collective bargaining agreement.

Restatement Effective July 1, 2022 89 Plan ID No. 1080199 (73571)

5) ☐ WAIVING ENTRY REQUIREMENTS FOR EMPLOYEE GROUPS.

The requirements for the Contributions selected below shall be waived on ______________________. *(Month, day and year.)* for the specified group of Employees. This date shall be an Entry Date if the Eligible Employee has met all the other entry requirements.

	All Contributions	Elective Deferral Contributions	Matching Contributions / Safe Harbor Contributions	All other Contributions
Service requirement	☐	☐	☐	☐
Age requirement	☐	☐	☐	☐

Employee group: ____

____

(Describe the group, e.g. Employees at location 2.)

B. ELECTIVE DEFERRAL CONTRIBUTIONS. The following selection applies in place of the selections available in Item N(1)(a) - N(1)(d).

1) ☐ The change date to increase or decrease the amount of Elective Deferral

Contributions shall be ______*(Up to 365.)* days after the Participant's Entry Date (Reentry Date, if applicable) or the date the Participant last filed an Elective Deferral Agreement with the Employer.

C. MINIMUM ELECTIVE DEFERRAL CONTRIBUTIONS. The following selections apply in place of the selection available in Item N(2).

NOTE: Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions or QACA Matching Contributions. If the Plan includes an automatic contribution arrangement in Item N(6) or N(7) or in Item O(2), the minimum cannot be more than the automatic Elective Deferral Contribution.

1) ☐ ________% of Compensation for the payroll period is the minimum Elective Deferral Contribution.

2) ☐ ________% of Compensation for the month is the minimum Elective Deferral Contribution.

3) ☐ ________% of Compensation for the Plan Year is the minimum Elective Deferral Contribution.

D. MAXIMUM ELECTIVE DEFERRAL CONTRIBUTIONS. The following selections apply in place of the selection available in Item N(3).

NOTE: If the Plan allows Catch-up Contributions and the percent of Compensation maximum is less than 75%, the maximum will not apply to a Participant who is eligible to make Catch-up

Restatement Effective July 1, 2022 90 Plan ID No. 1080199 (73571)

Restatement Effective July 1, 2022 91 Plan ID No. 1080199 (73571) Contributions unless his Elective Deferral Contributions, including Catch-up Contributions, exceeds the maximum percent of Compensation plus the dollar limitation on Catch-up Contributions described in Plan Section 3.01. The percentage stated below must be at least equal to any stated percent of Compensation limit on Elective Deferral Contributions matched. 1) % of Compensation for the payroll period is the maximum Elective Deferral Contribution. 2) % of Compensation for the month is the maximum Elective Deferral Contribution. 3) % of Compensation for the Plan Year is the maximum Elective Deferral Contribution. E. AUTOMATIC CONTRIBUTION ARRANGEMENT (ACA). The following selections apply in addition to any selections made in Item N(6). 1) EXCLUDED ELIGIBLE EMPLOYEES. The ACA provisions do not apply to the following Eligible Employees: a) Bargaining Employees b) Specified group . (Specify the excluded group(s). The group(s) must be definitely determinable. e.g. Highly Compensated Employees) 2) EXCLUDED ELIGIBLE EMPLOYEES LIMITED TO AUTOMATIC INCREASE. The automatic increase provisions do not apply to the following Eligible Employees: a) Bargaining Employees b) Specified group . (Specify the excluded group(s). The group(s) must be definitely determinable. e.g. Highly Compensated Employees) 3) SEPARATE ACA PROVISIONS FOR DIFFERENT EMPLOYEE GROUPS. The ACA provisions are applied separately for different Employee groups. The selections made in Item N(6) apply to all Eligible Employees who are not excluded in (1) or (2) above or included in an Employee group listed below. The following ACA provisions apply to the Employee group(s) listed below: (Specify the group(s) for which the ACA provisions below apply. Additional Employee groups may be named separately and sections (a) - (d) will be repeated as necessary for each additional Employee group.) Restatement Effective July 1, 2022 92 Plan ID No. 1080199 (73571) a) AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTION. The automatic Elective Deferral Contribution shall be a Pre-tax Elective Deferral Contribution equal to 6% of Compensation, unless otherwise specified in (i), (ii), or (iii) below. i) (Only available if Item (5)(a) is not selected.) The automatic Elective Deferral Contribution shall be a Roth Elective Deferral Contribution. ii) (Only available if Item (5)(a) is not selected.) The automatic Elective Deferral Contribution shall be divided equally between Pre-tax Elective Deferral Contributions and Roth Elective Deferral Contributions. iii) % of Compensation shall be the automatic Elective Deferral Contribution. b) AUTOMATIC INCREASE. The automatic Elective Deferral Contribution shall increase as described in (i) below, unless an election is made in (ii) below to not include an automatic increase. i) The automatic Elective Deferral Contribution shall increase by 1% as soon as administratively feasible on or after each subsequent Yearly Date up to a maximum automatic Elective Deferral Contribution of 10%, unless a different automatic increase percentage, increase date, or maximum is specified in A, B, or C below. (Select any that apply.) A. % of Compensation shall be the automatic increase percentage. B. The increase date shall be (Select (1), (2), (3), (4), (5), or (6).) 1) each Yearly Date. 2) . (Month and day.) 3) , (Month and day.) beginning on . (Month, day and year.) 4) the anniversary of the Participant's Entry Date or Reentry Date, whichever applies, for purposes of Elective Deferral Contributions. 5) the anniversary of the Participant's Hire Date or Rehire Date, whichever applies. 6) Other: (Specify when the automatic increase will occur and the Employee group impacted.) C. % of Compensation shall be the maximum automatic Elective Deferral Contribution. Restatement Effective July 1, 2022 93 Plan ID No. 1080199 (73571) ii) An automatic increase shall not apply. c) APPLICATION OF ACA PROVISIONS. The automatic Elective Deferral Contribution shall apply to Participants at the time they enter or reenter the Plan, unless otherwise specified in (i) below. i) DELAY PERIOD FOR ACA PROVISIONS. The automatic Elective Deferral Contribution shall apply to Participants as soon as administratively feasible (Up to 365.) days after the time they enter or reenter the Plan. An automatic Elective Deferral Contribution may also apply to current Participants as specified in (ii), (iii), (iv), or (v) below. ii) APPLY TO CURRENT PARTICIPANTS WHEN ACA IS ESTABLISHED. If an ACA is added after the Plan's original Effective Date, the automatic Elective Deferral Contribution shall also apply to all Active Participants as of the date the ACA is added who (Select A, B, or C.) A. are deferring less than 6% (or the percentage in (a)(iii) above, if applicable) or who are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). B. are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). C. have not completed an Elective Deferral Agreement. iii) ANNUAL EXPIRATION OF ELECTIVE DEFERRAL AGREEMENTS. All Elective Deferral Agreements shall expire on each (Month and day.) for Participants who (Select A or B.) A. are deferring less than 6% (or the percentage in (a)(iii) above, if applicable) or who are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). B. are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). The automatic Elective Deferral Contribution shall apply to Participants with an expired election, unless they file a new Elective Deferral Agreement during the applicable notice period. iv) APPLY TO CURRENT PARTICIPANTS AFTER THE DATE THE ACA WAS ESTABLISHED. The automatic Elective Deferral Contribution shall also apply to all Active Participants as of the effective date of the amendment to Restatement Effective July 1, 2022 94 Plan ID No. 1080199 (73571) apply the ACA provisions to current Participants who, as of such date, (Select A, B or C.) A. are deferring less than 6% (or the percentage in (a)(iii) above, if applicable) or who are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). B. are not deferring (have not completed an Elective Deferral Agreement or elected to defer 0%). C. have not completed an Elective Deferral Agreement. v) EXPIRATION AND AUTOMATIC INCREASE OF AFFIRMATIVE ELECTIONS. (Only available if (b)(ii) above is not selected.) Elective Deferral Agreements for Participants who have affirmatively elected to defer an amount of Compensation that is less than the maximum automatic increase percentage in (b) above shall expire. An automatic election shall apply to these Participants. This automatic election shall increase the amount specified in the Participant's Elective Deferral Agreement (immediately prior to the expiration) on the automatic increase date specified in (b) as follows: If (a)(i) and (a)(ii) are not selected above, the Participant’s automatic Elective Deferral Contribution shall be determined by increasing the Pre-tax Elective Deferral Contribution amount specified in the Participant’s Elective Deferral Agreement (immediately prior to the expiration) by the automatic increase percentage in (b) above. If the Participant’s Elective Deferral Agreement (immediately prior to the expiration) includes Roth Elective Deferral Contributions, the Participant’s automatic Elective Deferral Contribution shall include the Roth Elective Deferral Contribution amount specified. If (a)(i) is selected above, the Participant’s automatic Elective Deferral Contribution shall be determined by increasing the Roth Elective Deferral Contribution amount specified in the Participant’s Elective Deferral Agreement (immediately prior to the expiration) by the automatic increase percentage in (b) above. If the Participant's Elective Deferral Agreement (immediately prior to the expiration) includes Pre-tax Elective Deferral Contributions, the Participant's automatic Elective Deferral Contribution shall include the Pre-tax Elective Deferral Contribution amount specified. If (a)(ii) is selected above, the Participant's automatic Elective Deferral Contribution shall be determined by increasing both the Pre-tax Elective Deferral Contribution amount and the Roth Elective Deferral Contribution amount specified in the Participant's Elective Deferral Agreement (immediately prior to the expiration) by one-half of the automatic increase percentage in (b) above. This automatic Elective Deferral Contribution and increase shall apply to Participants with any affirmative election, including 0%, unless otherwise specified in A or B below.

Restatement Effective July 1, 2022 95 Plan ID No. 1080199 (73571) A. This automatic Elective Deferral Contribution and increase shall not apply to Participants who have elected to defer 0%. B. This automatic Elective Deferral Contribution and increase shall not apply to Participants who have elected to defer less than % (Must be less than the maximum automatic increase percentage in (b) above.) of Compensation. This automatic Elective Deferral Contribution and increase shall apply to Participants with an expired election, unless they file a new Elective Deferral Agreement during the applicable notice period. d) APPLICATION OF ACA PROVISIONS WHEN AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTION CHANGED. Amendments to the automatic Elective Deferral Contribution shall apply as described in (i) and (ii) below. i) INCREASES. If this is an amendment that increases the amount of the automatic Elective Deferral Contribution in (a) or (b) above, the new amount shall apply to Participants as follows. The higher percentage shall apply to Participants at the time they enter or reenter the Plan on or after the effective date of such amendment and to Participants who were automatically enrolled under the ACA provisions as of the effective date of this amendment, unless otherwise specified in A below. A. The higher percentage shall only apply to Participants at the time they enter or reenter the Plan on or after the effective date of this amendment. ii) DECREASES. If this is an amendment that decreases the amount of the automatic Elective Deferral Contribution in (a) or (b) above, the new amount shall only apply to Participants at the time they enter or reenter the Plan on or after the effective date of such amendment. The lower percentage shall not apply to any Participants who were automatically enrolled under the ACA provisions prior to the effective date of this amendment, unless otherwise specified in A below. A. The lower percentage shall also apply to Participants who were automatically enrolled under the ACA provisions as of the effective date of this amendment. 4) MAINTAIN ANY EXISTING ROTH ELECTIVE DEFERRAL ELECTION. For Participants who made an affirmative election to make Roth Elective Deferral Contributions prior to receiving the annual notice described in Plan Section 3.01(a)(1) who is now subject to the automatic Elective Deferral Contribution, such automatic Elective Deferral Contribution shall maintain the same portion of Roth Elective Deferral Contributions. The remaining portion on the automatic Elective Deferral Contribution will be made as Pre-tax Elective Deferral Contributions or Roth Elective Deferral Contributions as specified in Item N(6)(a), or (3)(a) above. F. MATCHING CONTRIBUTIONS. The following selections apply in addition to any selections made in Item P. Restatement Effective July 1, 2022 96 Plan ID No. 1080199 (73571) 1) OTHER STATED MATCHING CONTRIBUTIONS. Matching Contributions shall be made subject to the formula(s) and calculation period(s) described below. NOTE: The formula described must be definitely determinable. If the formula is not uniform, this Matching Contribution cannot be used to satisfy the ACP Test Safe Harbor and additional nondiscrimination testing may be needed. G. DISCRETIONARY CONTRIBUTIONS. The following selections apply in addition to any selections made in Item Q(3). NOTE: The formulas below do not meet the safe harbor requirements of Code Section 401(a)(4). 1) UNIT (UNIFORM POINTS) FORMULA. Discretionary Contributions shall be allocated using the number of units for the Plan Year to each person meeting the requirements in Item R. The amount allocated shall be equal to the Discretionary Contributions multiplied by the ratio of such person's units to the total units for all such persons. The number of units for each such person on any date of allocation shall be equal to the sum of the amounts determined in (a), (b), and (c) below: a) unit(s) for each $ (not to exceed $200) of his Annual Compensation for the Plan Year, disregarding any fractional parts of a unit. b) unit(s) for each year of age as of the last day of the Plan Year. c) unit(s) for each year of his Accrual Service as of the last day of the Plan Year, disregarding any fractional parts of a unit. ACCRUAL SERVICE. Subject to the provisions of Plan Section 1.02, Accrual Service shall be determined based on the selection(s) made in (d) or (e) below: d) ELAPSED TIME METHOD. Accrual Service is the total of an Employee’s Periods of Service without regard to Hours of Service. e) HOURS METHOD. A year of Accrual Service is an Accrual Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (i) below. i) (Up to 999.) Hours of Service. The ACCRUAL SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year. 2) SEPARATE DISCRETIONARY CONTRIBUTIONS FOR DIFFERENT EMPLOYEE GROUPS. The Employer may make different Discretionary Contributions determined by Restatement Effective July 1, 2022 97 Plan ID No. 1080199 (73571) the Employer for the Plan Year for persons in different Employee groups as described below. (Describe the groups and the formula used for the Discretionary Contribution. e.g. The formula selected in Item Q(3) of the Adoption Agreement only applies to Employees of ABC Company. The compensation formula as described in Item Q(3)(a) of the Adoption Agreement applies to all other Employees.) NOTE: The formula described must be definitely determinable in accordance with the requirements of section 1.401-1(b)(1)(ii) of the regulations. The criteria for determining the make-up of an Employee group cannot be subject to Employer discretion, which would cause the Plan to fail to have a definite allocation formula. The Employee groups cannot be structured to limit participation to only the shortest service and lowest paid Nonhighly Compensated Employees while excluding all other Nonhighly Compensated Employees. Unless the Employee groups described are mandatorily disaggregated, additional nondiscrimination testing may be needed. If different rate groups are used and nondiscrimination testing is done according to section 1.401(a)(4)-8 of the regulations, the Employer shall make an additional Employer Contribution, if necessary, as described in Section 3.06. In the case of a Self-employed Individual, the requirements of section 1.401(k)-1(a)(6) of the regulations continue to apply, and the allocation above shall not be such that a cash or deferred election is created for a Self-employed Individual. 3) OTHER DISCRETIONARY CONTRIBUTION. Discretionary Contributions may be made each Plan Year in an amount determined by the Employer, subject to the formula described below. NOTE: The formula described must be definitely determinable in accordance with the requirements of section 1.401-1(b)(1)(ii) of the regulations. The criteria for determining the make-up of an Employee group cannot be subject to Employer discretion, which would cause the Plan to fail to have a definite allocation formula. The Employee groups cannot be structured to limit participation to only the shortest service and lowest paid Nonhighly Compensated Employees while excluding all other Nonhighly Compensated Employees. Unless the Employee groups described are mandatorily disaggregated, additional nondiscrimination testing may be needed. If different rate groups are used and nondiscrimination testing is done according to section 1.401(a)(4)-8 of the regulations, the Employer shall make an additional Employer Contribution, if necessary, as described in Section 3.06. In the case of a Self-employed Individual, the requirements of section 1.401(k)-1(a)(6) of the regulations continue to apply, and the allocation above shall not be such that a cash or deferred election is created for a Self-employed Individual. H. WITHDRAWAL BENEFITS. The following selections apply in addition to any selections made in Item Y. 1) TWO-YEAR SEASONED MONEY. A Participant may withdraw any part of his Vested Account resulting from the following Contributions, if the amounts being distributed have been held in the Plan Fund for at least two years. (Select any that apply.) Restatement Effective July 1, 2022 98 Plan ID No. 1080199 (73571) a) Matching Contributions (other than Qualified Matching Contributions and QACA Matching Contributions) b) Additional Contributions c) Discretionary Contributions d) Wage Rate Contributions that are not designated as Qualified Nonelective Contributions e) Rollover Contributions A Participant may make two such withdrawals in any 12-month period, unless otherwise specified in (f) or (g) below. f) A Participant may make such a withdrawal at any time. g) A Participant may make such withdrawal(s) in any 12-month period. No minimum withdrawal amount applies, unless otherwise specified in (h) below. h) The minimum amount of any such withdrawal is $ . (Up to $1,000.) 2) DISABILITY. A Participant may withdrawal any part of his Vested Account any time after he has become Totally Disabled. A Participant may make such a withdrawal at any time, unless otherwise specified in (a) below. a) A Participant may make such withdrawal(s) in any 12-month period. No minimum withdrawal amount applies, unless otherwise specified in (b) below. b) The minimum amount of any such withdrawal is $ . (Up to $1,000.) 3) 12-MONTH PERIOD FOR DETERMINING THE NUMBER OF WITHDRAWALS. The 12-month period used to determine the number of withdrawals allowed is changed from a rolling 12-month period (any 12-month period) to the Plan Year. I. MINOR MODIFICATIONS. As allowed under Revenue Procedure 2017-41, the Employer may adopt minor modifications to this Plan. This plan has not been modified unless otherwise specified in (1) below. NOTE: If a minor modification is made, the Employer may not rely on the Plan's Opinion Letter, but may, under certain circumstances, obtain reliance for its plan by requesting a determination letter from the IRS.

1) [x] The following modifications have been made to this Plan: *(Specify the modifications.)*

By striking the 13th paragraph from Section 5.06 of the Basic Plan and substituting the following: The loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan. The term of repayment of a loan other than a 'home loan' must not be less than one year. If the Employer elected in Item U(3)(a)(vi)A to allow the term of the loan to be longer than five years and the loan is used to acquire a dwelling unit, which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant, the repayment period may extend beyond five years from the date of the loan, but the extended repayment period shall be consistent with commercial home loan practices. If Item U(3)(a)(vi)A(1) is selected, the repayment period is the number of years specified in Item U(3)(a)(vi)A(1).

By adding the following as the last paragraph in Section 10.07 of the Basic Plan: A divorce decree revokes the Participant's prior designation, if any, of his spouse or former spouse as his Beneficiary under the Plan unless a qualified domestic relations order (QDRO) provides otherwise. This applies solely to a Participant whose divorce becomes effective on or after the date the Employer executes this Plan unless the Plan is a restated plan and the prior Plan contained a provision to the same effect.

By striking the formula specified in Item Q(2)(a) of the Adoption Agreement and substituting the following: The Employer shall make Additional Contributions for Bargaining Employees as specified in the applicable collective bargaining agreement.

Notwithstanding any elections in Item V(2) of the Adoption Agreement, the vesting schedule for a Bargaining Employee shall be specified in the applicable collective bargaining agreement.

The election made in Item P(6)(a) of the Adoption Agreement shall not apply to Employees of Penske Commercial Vehicles US, LLC and subsidiaries.

Restatement Effective July 1, 2022 99 Plan ID No. 1080199 (73571)

Addendum to: Penske Automotive Group 401(k) Savings and Retirement Plan

Contract Number: 73571

This addendum should be filed with your plan document.

The following benefits were included in this Plan and have been removed (are being removed, if future effective date) as of the effective date. According to Section 411(d)(6) of the Internal Revenue Code, benefits described below shall be available to Plan Participants who had an account balance on that date (or the date of adoption, if later). The protected benefit(s) only apply to Participants or to the value of their accounts as of that date (adjusted for earnings or losses since that date) as described below.

Protected Benefit	Applies To	Description	Operation	Effective Date
Deemed Severance Distributions	All Participants	This provision enables an Employer to allow a Participant to elect to be treated as having a Severance from Employment for purposes of requesting a distribution of their entire Vested Account. This is only allowed for Participants who have performed Qualified Military Service for more than 30 days. If such a distribution is taken, Elective Deferral Contributions and Participant Contributions will be suspended for six months after the distribution.	Participants as of the effective date may elect to receive the value of their Vested Account as of the date of the change if they meet the requirements for receiving such distribution.	07/01/2022

The following benefits were included in the plan(s) specified below and have been removed (are being removed, if future effective date) as of the effective date. According to Section 411(d)(6) of the Internal Revenue Code, benefits described below shall be available to Plan Participants who were former participants in the plan(s) specified below and who had an account balance on that date (or the date of adoption, if later). The protected benefit(s) only apply to Participants or to the value of their accounts as of that date (adjusted for earnings or losses since that date) as described below.

Restatement Effective July 1, 2022 101 Plan ID No. 1080199 (73571)

Protected Benefit	Applies To	Description	Operation	Effective Date
Normal Retirement Age - 59 1/2	Former Participants from The Around the Clock Freightliner Group, LLC 401(k) Plan or ATC West Texas, LLC 401(k) Profit Sharing Plan	Age 59.5	Participants as of the effective date may elect to receive the value of their account as of the date of the change when they reach age 59.5.	02/01/2016

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Restatement Effective July 1, 2022 102 Plan ID No. 1080199 (73571)